ISSC/Ceridian Corporation
Agreement for Information Technology Services

CONFIDENTIAL INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND IS BEING FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH OMISSIONS IN THIS AGREEMENT ARE INDICATED BY THE WORDS "CONFIDENTIAL INFORMATION OMITTED" OR THE REFERENCE ["CIO"].

This Agreement for Information Technology Services ("Agreement"), dated as of January 10, 1995, is by and between Ceridian Corporation acting through its Ceridian Employer Services Division having a place of business at 300 Embassy Row, Atlanta, Georgia 30328, ("CES"), and Integrated Systems Solutions Corporation, a wholly owned subsidiary of International Business Machines Corporation, having its headquarters at 44 South Broadway, White Plains, New York 10601 ("ISSC"). CES and ISSC agree that the following terms and conditions will apply to services provided by ISSC under this Agreement. CES and ISSC may be referred to individually as a "Party" and collectively as the "Parties."


TABLE OF CONTENTS

Section   Title                                             Page

1.0  Background and Objectives                               6

2.0  Definitions, Documents and Term                         6
     2.1  General Definitions                                6
     2.2  Associated Contract Documents                     11
     2.3  Term                                              12
     2.4  Renewal and Expiration                            12

3.0  Overview                                               12
     3.1  Implementation Plan                               12
     3.2  Ceridian-Owned Software                           13
     3.3  Third Party Software                              13
     3.4  Software Currency                                 13
     3.5  Required Consents                                 13
     3.6  Joint Verification                                14
     3.7  On-going Relationship                             14

4.0  Services                                               14
     4.1  ISSC Project Executive                            15
     4.2  Personnel Replacement                             16
     4.3  Non-Competition                                   17
     4.4  Use of Subcontractors                             17
     4.5  Alternate Source for Work                         18
     4.6  CES Project Executive                             18
     4.7  Performance                                       19
     4.8  Efficient Use of Resources                        19
     4.9  Management and Control                            20
     4.10 Annual Technology Plan                            22
     4.11 CES Approvals and Notification                    22





5.0  Operations                                             23
     5.1  ISSC Machines                                     23
                                     1
     5.2  Software Services                                 23
     5.3  Operations, Support and Maintenance               23
     5.4  Consolidation and Relocation Services             24
     5.5  Systems Management                                24
     5.6  Production Services                               24
     5.7  Software                                          25
     5.8  CES-Retained Machines                             25
     5.9  Connectivity                                      26
     5.10 Viruses                                           26
     5.11 Software Licenses                                 26

6.0  Additional Services                                    27
     6.1  Help Desk                                         27
     6.2  Security                                          27
     6.3  Back-up and Disaster Recovery                     27
     6.4  Facilities and Support Services                   27
     6.5  Audits                                            28

7.0  Charges and Expenses                                   29
     7.1  Annual Services Charge                            29
     7.2  Additional Resource Charges                       29
     7.3  [CIO] Adjustments                                 29
     7.4  Cost of Living Adjustment                         29
     7.5  New Entities                                      29
     7.6  New Services                                      30
     7.7  Taxes                                             30
     7.8  Reduction of CES Requirements for the Base System 31
     7.9  Services Transfer Assistance                      32

8.0  Invoicing and Payment                                  33
     8.1  Annual Services Charge Invoices                   33
     8.2  ARC and COLA Invoicing                            34
     8.3  Capacity Invoicing                                34
     8.4  Other Charges                                     34
     8.5  Invoice Payment                                   34
     8.6  Proration                                         34
     8.7  Disputed Charges/Credits                          34
     8.8  Other Credits                                     35

9.0  Intellectual Property Rights                           35
     9.1  Intellectual Property Definitions                 35
     9.2  ISSC Developed Code                               36
     9.3  CES Developed Code                                37
     9.4  General Rights                                    37

10.0 Confidentiality/Data Security                          38
     10.1 Confidential Information                          38
     10.2 Obligations                                       38
     10.3 Exclusions                                        39
     10.4 Protection of CES Information                     40
                                     2
     10.5 Loss of Confidential Information                  40
     10.6 Limitation                                        40

11.0 Termination                                            40




     11.1 Termination for Convenience                       40
     11.2 Termination for Change of Control                 41
     11.3 [CIO]                                             41
     11.4 Termination Proration                             41
     11.5 Termination [CIO]                                 42
     11.6 [CIO]                                             42
     11.7 Extension of Service                              43
     11.8 Other Rights Upon Termination                     43

12.0 Liability                                              44
     12.1 General Intent                                    44
     12.2 Damages                                           44

13.0 Remedies                                               46
     13.1 Warranty                                          46
     13.2 Work Standards                                    46
     13.3 Ownership of CES-Retained Machines                46
     13.4 Noninfringement                                   46
     13.5 Compliance with Obligations                       47
     13.6 Disclaimer                                        47
     13.7 Disabling Code                                    47
     13.8 Authorization and Enforceability                  47
     13.9 Regulatory and Corporate Proceedings              48

14.0 Indemnities                                            48
     14.1 Indemnity by ISSC                                 48
     14.2 Indemnity by CES                                  49
     14.3 Employment Actions                                50
     14.4 Cross Indemnity and Contribution                  50
     14.6 Indemnification Procedures                        51

15.0 Insurance and Risk of Loss                             52
     15.1 ISSC Insurance                                    52
     15.2 CES Insurance                                     53
     15.3 Risk of Property Loss                             54
     15.4 Mutual Waiver of Subrogation                      55

16.0 Publicity                                              55

17.0 Review Committee and Dispute Resolution                55
     17.1 Joint Advisory Committee                          55
     17.2 Dispute Resolution                                56
     17.3 Continued Performance                             57
                                     3

18.0 General                                                57
     18.1 Control of Services                               57
     18.2 Right to Perform Services for Others              57
     18.3 Scope of Services                                 57
     18.4 Amendments and Revisions                          57
     18.5 Force Majeure                                     57
     18.6 Nonperformance                                    58
     18.7 Remarketing                                       58
     18.8 Waiver                                            59
     18.9 Severability                                      59
     18.10     Limitations Period upon Termination          59
     18.11     Counterparts                                 59
     18.12     Governing Law                                59
     18.13     Binding Nature and Assignment                60




     18.14     Notices                                      60
     18.15     No Third Party Beneficiaries                 61
     18.16     Other Documents                              62
     18.17     Consents and Approvals                       62
     18.18     Headings                                     62


SUPPLEMENT

Annual Services Charge

Capacity Rates

Additional Resource Charge Rates

Termination Charge

Capacity Plan

Baselines

Disaster Recovery Options


                                     4


TABLE OF SCHEDULES

Schedule            Title

Schedule A          Applications Software
Schedule B          Systems Software
Schedule C          CES-Retained Machines
Schedule D          ISSC Machines
Schedule E          Support Services, Performance Standards and Operational
                    Responsibilities
Schedule F          Procedures Manual Table of Contents
Schedule G          Disaster Recovery Services
Schedule H          Implementation Plan
Schedule I          Operations Help Desk
Schedule J          ISSC Charges, Measures of Utilization and Financial
                    Responsibilities
Schedule K          Application Installation Standards
Schedule L          Security Procedures
Schedule M          Confidential Information Categories


                                     5


    1.0  Background and Objectives
    a)   CES desires that:

         1) ISSC and CES mutually work to define and develop a fully operational data processing environment to support the CES
    Business; and

         2) ISSC provide, operate, maintain and support a professional, cost effective and flexible operational data processing environment (including, without limitation, the ISSC facility housing such environment) for the support of the CES
    Business.

    b) ISSC, a large and well-known provider of a broad range of information management and related services (including without limitation, the services described in Section 1.0(a)(1) and (2) above), desires to perform and provide the services described in
    Section 1.0(a)(1) and (2) above as described in this Agreement.
    The Parties intend that ISSC, and any of its subcontractors performing Services under this Agreement, will constantly strive to improve the efficiency, quality and effectiveness of the Services to be provided to CES in accordance with this Agreement.

    c) This Agreement documents the terms and conditions under which CES agrees to purchase and ISSC agrees to perform and provide the Services.

    d) In entering into this Agreement, the Parties have identified specific objectives and goals intended to be satisfied throughout performance of this Agreement. In determining these goals and objectives CES has made certain assumptions, which ISSC has reviewed, but not validated, regarding the volume of transactions that could be processed as part of the Services. These objectives and goals include the following:

         1) a level and quality of Services to facilitate retention and expansion of CES's customer base.

         2) ability to transition services to CES or its designee with minimal disruption to the CES Business; and

         3)   flexibility regarding evolving technologies and CES
    Business' needs;

    e) The provisions of this Section are intended to be a general introduction to this Agreement and are not intended to expand the scope of the Parties' obligations hereunder or to alter the plain meaning of the terms and conditions of this Agreement. However, to the extent the terms and conditions of this Agreement are unclear or ambiguous, such terms and conditions are to be interpreted and construed consistent with the objectives set forth in the preceding paragraphs of this Section 1.0.


    2.1  General Definitions




    As used in this Agreement:

    a)   (CIO} has the meaning given in Section V.B of Schedule J.
                                     6

    b) "Additional Resource Charge Rate" ("ARC Rate") means the charge rate for each Resource Unit in excess of its Baseline, as set forth in the Supplement and Schedule J.

    c) "Additional Resource Charges" ("ARCs") means the charges for utilization of Resource Units in excess of the Baseline quantity set forth in the Supplement and described in Schedule J.

    d)   "Affiliate" means, with respect to a Party, any entity
    (including joint ventures) at any time Controlling, Controlled by or under common Control with, such Party.

    e)   "Applications Development" ("AD/M") means the programming of
    (1) any new applications software, (2) regulatory/statutory mandated changes, (3) version upgrades to applications software and
    (4) changes or enhancements to existing applications programs. Programming effort shall include, without limitation, the pre and post development analysis, planning, design, coding, testing, installation, provision of program and training documentation and training necessary to complete the task.

    f) "Annual Services Charge" means the fixed charge to CES for ISSC's provision of the Services and includes the CPU and DASD capacity and the quantity of tape Resource Units set forth under Capacity Plan and Baselines in the Supplement.

    g) "Applications Software" means those programs and programming resident on ISSC Machines, including all supporting documentation and media, that perform specific user related information processing and communication tasks. Applications Software as of the Commencement Date is listed in Schedule A, which will be updated pursuant to Section 2.2 to reflect the then current Applications Software.

    h)   "Available Resources" has the meaning given in Section 18.7.

    i) "Baseline" means the specified quantity of resources for a resource category included within the Annual Services Charge, as set forth under the category entitled "Baselines" in the Supplement.

    j) "Cable" or "Cabling" means the wires or cables that interconnect Machines and/or connect a Machine to a facility connection point.

    k) "Capacity Plan" has the meaning given in Section IV.A of Schedule J.

    l)   "Ceridian-Owned Software" has the meaning given in Section
    3.2.




    m) "CES Business" means the services that CES provides to its customers.

    n) "CES Facilities" means any CES facilities used or required by ISSC in connection with ISSC's provision of the Services.

    o) "CES-Retained Machines" means Machines physically located at the ISSC Data Center and Recovery Centers that are owned, leased or rented and retained by CES after the Commencement Date and for which CES has retained responsibility except as described in this Agreement. CES-Retained Machines are listed in Schedule C which will be updated pursuant to Section 2.2 to reflect the then current CES-Retained Machines.
                                     7

    p)   "CES Service Employees" has the meaning given in Section
    11.8(e).

    q)   "Change of Control" has the meaning given in Section 18.13.

    r)   "Change Management Procedures" has the meaning given in
    Section 4.9(b).

    s)   "Claim" has the meaning given in Section 14.6.

    t)   "Code" has the meaning given in Section 9.0.

    u)   "Commencement Date" means January 1, 1995.

    v)   "Confidential Information" has the meaning given in Section
    10.1.

    w) "Contract Year" means the first 12 months following the Commencement Date and each 12 month period thereafter beginning on the anniversary of the Commencement Date.

    x) "Control," "Controlling" or "Controlled" means the legal, beneficial or equitable ownership, directly or indirectly, of more than 50% of the aggregate of all voting equity interests in such entity.

    y) "Data Center" means the ISSC Machines, CES-Retained Machines and Software to be located at 1505 Windward Concourse, Alpharetta, Georgia 30202, ("Site 1") as of the Commencement Date and at the second location to be provided hereunder if applicable ("Site 2") and at such other locations as ISSC may establish thereafter.

    z) "DEC Machines" means the Machines listed in Schedule C under the heading "DEC Machines" or the then current replacement or equivalent thereof.

    aa) "Deferral Credit" has the meaning given in Section V.A of Schedule J

    ab)  "Derivative Work" has the meaning given in Section 9.1(a).

    ac)  "Develop" has the meaning given in Section 9.0.





    ad)  "Direct Damages Cap" has the meaning given in Section 12.2(a).

    ae)  "Disaster Recovery" has the meaning given in Schedule G.

    af) "Equipment Plan" has the meaning given in Section V.A of Schedule J.

    ag) "Execution Date" means the date this Agreement is signed by both Parties.

    ah)  "Force Majeure Event" has the meaning given in Section
    18.5(a).

    ai) "IBM Systems Software" means the Systems Software licensed by IBM or its Affiliates operating on the ISSC Machines in the Data Center.

    aj)  "Implementation Plan" has the meaning given in Section 3.1 and
    Schedule H.
                                     8

    ak)  "Indemnified Party" has the meaning given in Section 14.6(a).

    al)  "Indemnifying Party" has the meaning given in Section 14.6(a).

    am) "ISSC Machines" means Machines which are provided by ISSC on or after the Commencement Date in order to meet its obligations under this Agreement. ISSC Machines as of the Commencement Date are listed in Schedule D, which will be updated pursuant to Section
    2.2 to reflect the then current ISSC Machines.

    an)  "Joint Advisory Committee" has the meaning given in Section
    17.1.

    ao) "Level One Support" means, with respect to hardware and software, receiving the initial call, problem recording, isolation to a failing subsystem, (e.g., workstation, network, host application, etc.), call routing and problem tracking.

    ap) "Level Two Support" means, with respect to hardware and software, performing the maintenance diagnostic routines to isolate a problem to a failing component of the subsystem and includes replacing the failing component.

    aq) "Level Three Support" means, with respect to hardware and software, diagnosing or repairing the failure within the component.

    ar) "Losses" means all losses, liabilities, damages and claims (including taxes), and all related costs and expenses (including any and all reasonable attorneys' fees and reasonable costs of investigation, litigation, settlement, judgment, interest and penalties).

    as) "Machines" means the equipment used to provide the Services including the following:




         (1) computer equipment, including all computers and associated features, peripheral devices, and other equipment; and

         (2) communications equipment, including all cabling, communications controllers, multiplexors, modems/DSUs and all other communications equipment.

    at) "Maintenance Release" means those Software fixes and updates provided by the Software vendor as part of normal maintenance service for which there is no additional cost to ISSC.

    au)  "Materials" has the meaning given in Section 9.1(b).

    av)  [CIO] has the meaning given in Schedule E.

    aw)  [CIO] has the meaning given in Section 4.0(d).

    ax)  [CIO] has the meaning given in Section 4.0(d).

    ay)  "New Services" has the meaning given in Section 7.6.

    az) "Operational Support" means the provision of data backups, monitoring of consoles, mounting of tapes, reloading and any other standard procedures documented in the
                                     9
    Procedures Manual and/or
    other requested activities consistent with the normal and customary operation of the machine environment.

    ba) "Out-of-Pocket Expenses" means all actual direct payments made by ISSC for equipment, materials, supplies and other services purchased by ISSC that ISSC would not otherwise have expended in connection with the provision of the Services hereunder and will include, but not be limited to, ISSC's reasonable indirect expenses such as ISSC's personnel and overhead costs or allocations thereof, administrative expenses or other partially or fully burdened charge factors consistent with industry practice in connection with providing the services; provided, however, that such costs shall have been approved in writing by CES in advance and in no event will any profit be included in the concept of Out-of-Pocket Expenses, and ISSC shall not be obligated to perform any functions for which Out-of-Pocket Expenses are applicable and have not been approved.

    bb) [CIO] means the [CIO] and [CIO] responsibilities under which the Services will be provided. The [CIO] are described in Section
    4.7 and listed in Schedule E.

    bc)  [CIO] has the meaning given in Section V.G of Schedule J.

    bd)  "Procedures Manual" has the meaning given in Section 4.9(a).

    be)  [CIO] has the meaning given in Section V.G of Schedule J.

    bf) "Recovery Center" has the meaning given in Section II.E of Schedule G.




    bg)  "Replacement Services" has the meaning given in Section
    7.6(c).

    bh) "Required Consents" means any consents or approvals required to be obtained to grant ISSC the same rights of access and use of the Software and CES-Retained Machines that CES has with respect to the Software and CES-Retained Machines.

    bi)  [CIO] has the meaning given in Section 3.5.

    bj)  "Required Consents Charges" has the meaning given in Section
    3.5.

    bk) "Resource Unit" ("RU") means a particular unit of resource utilization, as described in Schedule J and set forth under Baseline quantities in the Supplement.

    bl)  [CIO] has the meaning given in Section V.G. of Schedule J.

    bm)  [CIO] has the meaning set forth in Schedule E.

    bn) "Services," ("Information Technology Services") means those services and functions which ISSC agrees to provide to CES pursuant to this Agreement.

    bo)  "Services Transfer Assistance" has the meaning given in
    Section 7.9.

    bp) "Similarly Situated Customers" means ISSC customers, during the term of such customer's contracts with ISSC, with substantially the same mix of on-line and batch processing
                                     10
    applications and
    systems resources utilization at similar or lesser volumes and for whom ISSC is providing services substantially similar to the Services ISSC is providing CES, using a substantially similar charging methodology.

    bq)  "Software" means both Applications Software and Systems
    Software.

    br) "Software Maintenance" means problem analysis, defect identification, fixes and installation of Maintenance Releases and Versions.

    bs) "Systems Software" means those programs and programming resident on the Machines, including all IBM Systems Software and Third Party Systems Software and all supporting documentation and media, that perform tasks basic to the functioning of the Machines that are necessary to operate the Applications Software or otherwise support the provision of Services by ISSC. Systems Software includes, but is not limited to, operating systems, software utilities, data security software and data base managers. Systems Software as of the Commencement Date is listed in Schedule B, which shall be updated pursuant to Section 2.2 to reflect the then current Systems Software.

    bt)  "Technology Plan" has the meaning given in Section 4.10.





    bu) "Term" has the meaning given in Section 2.3 and any extension and renewal term described in this Agreement.

    bv)  [CIO] has the meaning given in Section 11.1.

    bw) "Third Party Systems Software" means Systems Software other than IBM Systems Software.

    bx) "Type I Materials," "Type II Materials," Type III Materials," "Type IV Materials," Type V Materials," "Type VI Materials" and Type VII Materials" have the meanings given in Sections 9.1(c), 9.1(d), 9.1(e), 9.1(f), 9.1(g), 9.1(h) and 9.1(i), respectively.

    by) "Version" means those Software updates that generally add function to the existing Software and are provided by the Software vendor at a fee over and above the standard software maintenance costs.

    bz)  "Virus" or "Viruses" has the meaning given in Section 5.10.

    ca)  "Wind-Down Expenses" has the meaning given in Section 11.3.

    cb) "Wire" or "Wiring" means those cables or wires that are internal to the building structure that interconnect machines within the same building or between buildings.

    2.2  Associated Contract Documents

    This Agreement also includes:

    a) Supplement ("Supplement") containing the charges and certain other necessary information; and
                                     11

    b) Schedules A through M which will be updated by the Parties as necessary or appropriate during the Term.

    2.3  Term

    The term of this Agreement will begin as of 12:01 a.m. on the Commencement Date and will end as of 12:00 midnight on December 31, 2004, (the "Term"), unless earlier terminated or extended in accordance with this Agreement.

    2.4  Renewal and Expiration

    ISSC agrees to notify CES, in writing, whether it desires to renew this Agreement not less than [CIO] months prior to the expiration of the Term and, if so, of the proposed prices and terms to govern such renewal not less than [CIO] months prior to the expiration of the Term. If ISSC notifies CES that it desires to renew this Agreement, CES agrees to inform ISSC in writing whether it desires to renew not less than [CIO] months prior to the expiration of the Term.




    If CES notifies ISSC that it desires to renew the Agreement, but the Parties are unable to agree upon renewal prices, terms and conditions as of [CIO] prior to the expiration of the Term, this Agreement will be extended for[CIO] at the then current prices, terms and conditions. If the Parties are unable to reach agreement on renewal during such extension period, this Agreement will expire at the end of such extension period.

    3. 0 Overview

    3.1  Implementation Plan

    On the Commencement Date, the Parties completed a transition period pursuant to that certain letter agreement between ISSC and CES executed November 9, 1994, which is hereby replaced and superseded by this Agreement. Any amounts paid by CES (a) attributable to the overlapping time period covered by both the letter agreement and this Agreement, and (b) attributable to the rate differential between the letter agreement and this Agreement for the period of January 8, 1995, through February 7, 1995, will be credited to the amounts owed by CES under this Agreement which credit both Parties agree equals[CIO]. During such transition period, the Parties mutually developed a detailed written plan for the operating environments being provided under this Agreement ("Implementation Plan") which is set forth in Schedule H and which will be updated by the Parties throughout the Term as necessary.

    The Implementation Plan is divided into four specific phases as follows:

    a) Phase I addresses the requirements for implementing an MVS operating environment at the Data Center.

    b) Phase II addresses the requirements for implementing the CES application development and testing environments in the Data
    Center.

    c) Phase III addresses the implementation of the CES customer processing in the operating environment.

    d)   Phase IV addresses the implementation of Site 2, if
    applicable.
                                     12

    e) CES and ISSC will cooperate with one another in accomplishing all aspects of the Implementation Plan, including the fulfillment of their respective obligations to complete the Implementation Plan.

    3.2  Ceridian-Owned Software

    As of the Commencement Date, Ceridian Corporation and its
    Affiliates grant to ISSC a license to use such Software owned by Ceridian or its Affiliates ("Ceridian-Owned Software") as is necessary and appropriate for ISSC to perform the Services. Such Ceridian-Owned Software is identified as such in Schedules A and B.




    Ceridian-Owned Software remains the property of Ceridian
    Corporation or its Affiliates, as applicable.

    3.3  Third Party Software

    CES will make the Software available to ISSC for the purpose of providing the Services. ISSC will comply with all license obligations of CES, including those of nondisclosure, under any such Software licenses to the extent such obligations were disclosed. The Parties acknowledge and agree that ISSC has had access to such CES books, records, documents and personnel as ISSC deemed necessary or appropriate and has had the opportunity to perform due diligence as it deemed applicable to verify and validate such obligations. ISSC's due diligence does not include a review of CES's compliance with any such lease, license or other agreement prior to the Commencement Date.

    3.4  Software Currency

    The Parties agree to maintain reasonable currency for Maintenance Releases and Versions of Software, unless CES determines otherwise. For purposes of this Section, "reasonable currency" shall mean that the next Maintenance Release or Version is installed not later than the longer of (a) [CIO] after the date the licensor makes such Maintenance Release or Version commercially available or (b) within [CIO] after the date the licensor makes a subsequent Maintenance Release or Version commercially available which causes CES to be more than one Maintenance Release or Version behind.

    In the event CES requests ISSC to expedite installation of a Maintenance Release or Version or to delay upgrading of specific Software beyond such period or requires operation and maintenance of multiple versions of Software, ISSC shall do so, provided, that if ISSC reasonably determines that it will incur any Out-of-Pocket Expenses as a result of such requests (e.g., Software support costs due to withdrawal of maintenance by the licensor, multiple version charges, etc.); then ISSC will notify CES of the amount of such Out-of-Pocket Expenses in writing and CES, at its option, will either delay installation of such Maintenance Release or Version or update the Software to the current level (as applicable) or reimburse ISSC for any demonstrable Out-of-Pocket Expenses.

    In addition, CES shall relieve ISSC from any failure to meet a Minimum Service Level directly related to delaying, or impacted by the operation of, the next Maintenance Release or Version until such time as the affected Software is deemed current.

    3.5  Required Consents

    CES shall be responsible for obtaining all Required Consents necessary to enable ISSC to use the Software and CES-Retained
    Machines until such time as the third party vendor refuses to provide such Required Consents.
                                     13

    ISSC will provide CES with advice and counsel regarding ISSC's experience with vendors and ISSC's agreements with vendors. CES will be responsible for all vendor charges and fees related specifically to obtaining the Required Consents (the "Required Consents Charges"). [CIO] shall reimburse [CIO] of the Required Consents Charges. Thereafter, ISSC shall reimburse CES for [CIO] of any and all Required Consents Charges up to the Required Consents Cap. The [CIO] is the [CIO] for Required Consents Charges and is initially set at [CIO], which amount may [CIO] described in [CIO] and [CIO] of [CIO]. ISSC shall bear the costs, if any, associated with the cancellation and relicensing of IBM brand software.

    In the event that any Required Consent is not obtained with respect to the Software licenses, leases or contracts related to the Services, then, unless and until such Required Consents are obtained, the Parties shall cooperate with each other in achieving a reasonable alternative arrangement for CES to continue to process its work with minimum interference to the CES Business, and [CIO] shall bear [CIO] of the expenses related to achieving such alternative arrangement, which amount shall be applied towards the [CIO].

    3.6  Joint Verification

    Following the Commencement Date, ISSC and CES reserve the right to inventory, validate and update, any information that is reflected in or omitted from the attached Supplement or Schedules. If any administrative or clerical discrepancies are detected, the Supplement and Schedules shall be changed, modified and adjusted to correct such discrepancies so that the Supplement and Schedules will be correct and accurately reflect the scope of Services provided CES. If either Party disputes the discrepancy then the Parties will submit the matter to the Joint Advisory Committee for dispute resolution as specified in Section 17 of this Agreement.

    3.7  On-going Relationship

    Both CES and ISSC agree that the Services provided may require adjustments to reflect the evolving business and operations of CES and ISSC. Therefore, CES and ISSC will establish a Joint Advisory Committee as described in Section 17.1, which will periodically evaluate the business operating strategies of each Party and recommend modifications to, and evolution of, the Services to optimize such strategies.

    The Parties acknowledge that the relationship memorialized by this Agreement is dynamic in nature and that such relationship will change as the operating and business environment of CES changes and evolves, and that it is impossible to define with specificity the scope of the Services that will be provided by ISSC during the Term of this Agreement. While the Parties will endeavor to modify the Schedules and amend the Agreement as necessary or appropriate from time to time to reflect the parameters and changing nature of the Services, the Parties acknowledge that such activities may not always be documented with specificity. Therefore, the Parties agree to deal with each other in good faith and endeavor to resolve in good faith, through the dispute resolution processes contained in this Agreement, any disputes that may arise.

    4. 0 Services

    During the Term, ISSC shall provide the Services, consisting of the following, as they may evolve during the Term and be supplemented and enhanced as provided in this Agreement:
                                     14

    a) The services, functions and responsibilities described in this Agreement and its Schedules, including without limitation, the services, functions and responsibilities described in Sections 3.0 through 6.0 and the Schedules.

    b) If any services, functions or responsibilities not specifically described in this Agreement are required for the proper performance and provision of the Services and are an inherent part of, or a necessary sub-task included within, the Services described above in this Section, including, without limitation, those described in Schedule E, such services, functions and responsibilities shall be deemed to be implied by and included within the scope of the Services to the same extent and in the same manner as if specifically described in this Agreement.

    c) Except as otherwise expressly provided in this Agreement and the Schedules, ISSC shall be responsible for providing all facilities, personnel and other resources set forth in this Agreement, the Schedules and the Supplement. The Parties agree that additional or replacement Data Center machines and other equipment, including upgrades not set forth in the Equipment Plan listed in Section H-2 of Schedule H, or provided pursuant to the charging methodologies described in the Supplement and Schedule J, are the responsibility of CES and will be provided by ISSC as New Services in accordance with Section 7.6 of the Agreement.

    d) ISSC agrees to take commercially reasonable actions, without an increase in charges to CES, to provide the ISSC Machines and IBM Systems Software at a technological level that will enable CES to take advantage of technological advancement in its industry; provided, however, that ISSC will maintain the ISSC Machines and IBM Systems Software as a whole [CIO] unless otherwise mutually agreed; provided, further, ISSC will maintain new installations for critical components, such as the processors and DASD supporting the production environment at a level [CIO]

    4.1  ISSC Project Executive

    a) Prior to the Commencement Date, ISSC will designate an ISSC Project Executive, who will be located at the CES Facility on and after the Execution Date, to whom all CES's communications may be addressed and who has the authority to act for ISSC and its subcontractors in connection with all aspects of this Agreement.

    b) ISSC shall cause the person assigned to the position of Project Executive to devote substantially his or her full working time and effort in the employ of ISSC to the provision of the Services under this Agreement. Before assigning an individual to the position of Project Executive, whether the individual is initially assigned or is subsequently assigned, ISSC shall:

         1)   notify CES of the proposed assignment;

         2) introduce the individual to appropriate CES representatives; and

         3) consistent with ISSC's personnel practices, provide CES with a resume and any other information about the individual reasonably requested by CES.
                                     15

         ISSC agrees to discuss with CES any objections CES may have to such assignment and will resolve such concerns on a mutually agreed basis.

    c) ISSC will give CES at least [CIO] advance notice of a change of the person appointed to the position of Project Executive and will discuss with CES any objections CES may have to such change. Appointment of any such candidate will be in accordance with
    Section 4.1(b) above. CES shall have the right to request a replacement of the ISSC Project Executive in accordance with
    Section 4.2.

    d) ISSC shall not reassign or replace any person assigned to the position of Project Executive during the [CIO] of his or her assignment to the CES service team nor shall ISSC assign more than [CIO] different individuals to the position during the Term unless:

         1)   CES consents to such reassignment or replacement; or

         2)   any such ISSC employee:

              (a)  voluntarily resigns from ISSC; or

              (b) is dismissed by ISSC for misconduct or materially failing to perform his or her duties and responsibilities pursuant to this Agreement in ISSC's reasonable judgment; or

              (c) is unable to work due to his or her death or disability.

    e) If ISSC reassigns or replaces the Project Executive, ISSC will provide a reasonable period for overlap training as the circumstances allow.

    4.2  Personnel Replacement

    a) In the event that CES reasonably and in good faith determines that it is not in the best interests of CES for any individual ISSC employee or subcontractor employee to be appointed to perform or to continue performing any of the Services, then CES shall give the ISSC Project Executive written notice requesting that the employee or subcontractor employee not be appointed, not be replaced or be replaced. Promptly after its receipt of such a notice, ISSC shall investigate the matters stated in such notice. If it determines that CES's position is valid, ISSC shall not appoint, shall not remove, or shall cause to be removed, such ISSC employee, including the ISSC Project Executive, or subcontractor employee from the CES service team providing the Services under this Agreement.

    b) If ISSC [CIO] to meet the [CIO] or [CIO] and if CES reasonably determines such [CIO] is attributable in whole or in part to [CIO] assigned to the CES service team, CES will notify ISSC of such determination. ISSC will provide data concerning its [CIO] for providing the Services and will meet with CES to discuss the reasons for the [CIO]. If reasonably requested by CES, ISSC shall submit to CES its proposals for reducing the turnover rate and the Parties shall mutually agree on a plan to bring the turnover rate down to a reasonably acceptable level. Notwithstanding transfer or turnover of personnel, ISSC remains obligated to perform the Services in accordance with the [CIO] and
                                     16
    the other terms and
    conditions of this Agreement. Any exercise or non-exercise of this provision by CES shall not impact any other right or remedy of CES under this Agreement.

    4.3  Non-Competition

    a)   Except as approved by CES, ISSC will not:

         1) assign to the account of a CES competitor an ISSC employee who has held a position hereunder as [CIO] for [CIO] after the date such individual ceased to hold a position of [CIO] hereunder; provided, however, that such reassignment limitation shall not be applicable after the termination of this Agreement, if such termination was by CES for convenience or by ISSC for cause pursuant to Sections 11.1 or 11.5, respectively. For the purposes of this Section 4.3a(1), CES's competitors will be the list of [CIO] businesses provided by CES to the ISSC Project Executive in writing. CES may update such list not more than once annually and the updated listing cannot exceed [CIO] businesses; or

         2) [CIO] for [CIO] for [CIO] or [CIO] development for [CIO]. For purposes of this provision, [CIO] includes any present or future Affiliate of [CIO] that provides [CIO], relating to [CIO], as well as any successor in interest to [CIO] (in whatever corporate form) that provides such services.

    b) CES will not reduce the volume of Services obtained from ISSC below the Capacity Plan set forth in the Supplement in order to transfer data processing for CES's payroll customers to a competitor of ISSC or in-house to a CES facility during the Term; provided, however, that nothing contained herein shall prevent CES from retaining the CES data processing facilities operated by CES as of the Commencement Date in connection with its then current data processing for payroll customers, or prevent CES from utilizing in-house or any third party facilities and services for
    (1) data processing for CES payroll customers in an amount in excess of such Capacity Plan, or (2) data processing for CES Business' activities other than payroll processing for its payroll customers or (3) data processing on a hardware and/or software platform other than the integrated hardware and software platforms set forth on Schedules A, B, C and D.

    4.4  Use of Subcontractors

    a) ISSC may delegate or subcontract its obligations under this Agreement but ISSC shall remain primarily liable to CES for the timely and proper performance of all such obligations and the performance and actions of any person or entity to which it delegates or subcontracts any such obligation. ISSC shall notify CES of a decision to delegate or subcontract its basic Data Center operations (i.e., systems programming) and obtain CES's approval of such delegation or subcontract.

    b)   ISSC shall remain responsible for:

         1)   obligations performed by the subcontractors that it
    engages or permits to be engaged to provide and/or perform the
    Services; and
                                     17

         2) for the performance and actions of all such persons and entities, to the same extent as if such obligations were performed by ISSC and its employees.

    4.5  Alternate Source for Work

    a) Except as limited in Section 4.3(b), CES shall have the right during the Term to retain third parties to perform any part of the Services, any services, functions or responsibilities that would be deemed New Services pursuant to Section 7.6, or to do either such work internally. ISSC shall cooperate with any such third party and CES. Such cooperation shall include, without limitation:

         1) providing reasonable electronic access to the Data Center and Software (other than Third Party Systems Software, if any, where the underlying license agreement does not authorize such access and a Required Consent permitting such access has not been obtained), and other resources used by ISSC to perform the Services; and

         2) providing such information regarding the operating environments, system constraints, and other operating parameters as is reasonably necessary for the work product of the third party or CES to be compatible with the Services.

    b) ISSC's obligations hereunder shall be subject to the third party's:

         1) compliance with ISSC's reasonable security and other applicable standards and procedures;

         2)   execution of appropriate confidentiality agreements; and

         3) scheduling of computer time and scheduling access to other resources to be furnished by ISSC pursuant to this Agreement.

    c) The Parties agree that if ISSC's cooperation with CES or any third party performing such work for CES causes ISSC to expend additional resources that ISSC would not otherwise have expended, ISSC's Out-of-Pocket Expenses for such additional requested Resources will be paid by CES.

    d) The Parties further agree that if a third party's activities affect ISSC's ability to meet the Performance Standards or otherwise provide the Services in ISSC's reasonable determination, ISSC will provide written notice to CES of such determination and the Parties will cooperate to determine whether such affect is caused by the third party and how to ameliorate any such affect. ISSC shall be excused for any inability to meet the Performance Standards, [CIO] or provide Services due to the third party's access and use of the resources ISSC otherwise uses to provide the Services and meet the Performance Standards to the extent such inability is demonstrated by ISSC to be caused by such third party's access.

    4.6  CES Project Executive

    Prior to the Commencement Date, CES agrees to designate a Project Executive to whom all ISSC communications may be addressed and who has the authority to act for CES and its subcontractors in connection with all aspects of this Agreement.
                                     18

    4.7  Performance

    a) ISSC agrees that it will perform the [CIO] and [CIO] such Services. ISSC further agrees that its performance of the Services will [CIO] and [CIO].

    b) Within[CIO] after the Commencement Date, CES and ISSC will review and modify, as agreed by the Parties, each of the [CIO] but the [CIO] and [CIO] shall not be [CIO] or [CIO] agreed to by the Parties at any time without the prior written agreement of CES, except [CIO] that ISSC [CIO] is [CIO] on [CIO] beyond the Capacity Plan set forth on the Supplement without the corresponding adjustment to increase such Capacity Plan in accordance with the Supplement and Schedule J. The Parties expect and understand that the [CIO] and[CIO] will be [CIO] over time. As part of this review process, the Parties shall jointly determine and, if appropriate, agree on additional or alternate [CIO] which may be added to Schedule E as applicable.

    c) ISSC shall install and implement the measurement and monitoring tools set forth on Schedule B and shall implement procedures approved by CES as required to measure and report ISSC's performance of the Services against the applicable [CIO] and [CIO]. Such measurement and monitoring shall permit reporting at a reasonable level of detail sufficient to verify compliance with the [CIO] and [CIO], if any, and shall be subject to reasonable audit by CES. ISSC shall provide CES with the information for, data for and access to such tools for CES's use and analysis to the extent permitted under the Software license subject to Section 5.11(b), upon request, for purposes of verification and for CES's own analysis.

    4.8  Efficient Use of Resources

    ISSC shall take commercially reasonable actions to efficiently use resources that will be chargeable to CES under this Agreement for providing and performing the Services including, but not limited to the following:

    a) ISSC will make schedule adjustments (consistent with CES's priorities and schedules for the Services and ISSC's obligation to meet the Performance Standards) including, without limitation, delaying the performance of noncritical functions within established limits;

    b)   ISSC will tune or optimize the ISSC Machines and Systems
    Software running on the ISSC Machines used to perform the Services;

    c) ISSC will assign personnel with the required skills, training and experience to perform the duties, responsibilities and functions assigned to such personnel;

    d)   ISSC will utilize project management tools, including
    productivity aids and project management systems, as reasonably necessary to perform the Services; and
                                     19

    e) ISSC will be responsible for providing and implementing quality assurance processes and procedures that are reasonably necessary to assure that the Services are performed accurately and in a timely manner.

    CES will cooperate with ISSC, and as reasonably requested by ISSC, promptly make management decisions and provide approvals, information and otherwise facilitate ISSC's provision of the Services.

    4.9  Management and Control

    a) On the Execution Date, ISSC shall provide a manual describing the operating processes and procedures relating to ISSC's performance of the Services then being provided (the "Procedures Manual"). The Procedures Manual shall generally conform to the format and content set forth in Schedule F. Until such procedures are completed and accepted by the Parties, ISSC shall provide the Services using generally accepted industry processes and procedures.

         1) The Procedures Manual shall be provided to CES for review, comment and approval. Any reasonable proposals, comments or suggestions of CES will be incorporated therein.

         2) ISSC shall periodically update the Procedures Manual to reflect any changes in the operations or procedures described therein and provide such changes to CES for review, comment and approval.

         3) ISSC shall perform all Services in accordance with the Procedures Manual.

         ISSC shall develop the Procedures Manual according to the priorities and schedule mutually established by the Parties.

    b)   On the Execution Date, ISSC shall provide the "Change
    Management Procedures" then being provided, which shall include, at a minimum, that:

         1) ISSC will make no change which may adversely affect the business operations of CES without first obtaining approval from CES.

         2) ISSC will assure that all programs are moved from the applications development and test environments to the production environment in a controlled and documented manner that is adequately noticed in advance in a writing delivered by ISSC to CES in hard copy or through CES's electronic mail system.

         3) ISSC will schedule all change(s) to CES's operating environment in consultation with CES so as not to unreasonably interrupt the CES Business.

         4) ISSC will prepare monthly, a rolling quarterly "look ahead" schedule for ongoing and planned change(s) to CES's operating environment. The status of such change(s) will be monitored and tracked against the applicable schedule.

         5) ISSC will document and provide to CES, via the change control notice referenced in Section 4.9(b)(2) above, notification of all change(s) performed for emergency
                                     20
    purposes or as otherwise
    not precluded in Section 4.9(b)(1) above. In addition, ISSC shall provide verbal notification within 12 hours after such change to the contact specified in the Procedures Manual.

         The Change Management Procedures will be included in the Procedures Manual and shall be provided to CES for review, comment and approval. Any reasonable comments or suggestions of CES will be incorporated therein.

    c) Beginning on February 1, 1995, ISSC will provide to CES preliminary reports regarding ISSC's performance of the Services. Beginning March 1, 1995, ISSC will provide to CES a mutually agreed upon set of periodic reports and cooperate with CES to establish a final report structure by a mutually agreed upon date. At a minimum, the reports to be provided beginning March 1, 1995 will include the following:

         1) a monthly performance report documenting ISSC's performance with respect to the Performance Standards, [CIO] and applicable Service Credits;

         2) a monthly project schedule report containing the information described in Section 4.9(b)(4);

         3) a monthly change report setting forth a record of all change(s) to CES's operating environment performed during the previous month; and

         4) a monthly report describing CES's utilization of each particular type of RU during such month, and comparing such utilization to the then applicable Baseline for each RU.

         ISSC will provide CES with such documentation and other information as may be reasonably requested by CES from time to time in order to verify the accuracy of the reports specified above.

    d) By the Execution Date, the Parties will mutually determine an appropriate set of periodic meetings to be held between representatives of CES and ISSC. At a minimum, these meetings will include the following:

         1) a weekly meeting, unless otherwise agreed upon by the Parties, among operational personnel to discuss ongoing issues relating generally to daily performance and planned or anticipated activities and change(s) to CES's operating environment;

         2) a monthly management meeting to review the performance report, the project schedule report, the changes report, and such other matters as appropriate; and

         3) a quarterly senior management meeting to review relevant contract and performance issues.

         All meetings will have a published agenda agreed to by CES and ISSC, which agenda shall be issued by ISSC sufficiently in advance of the meeting to allow meeting participants a reasonable opportunity to prepare for the meeting. ISSC shall prepare minutes of all such meetings and shall circulate the minutes for review.
                                     21

    4.10 Annual Technology Plan

    The Parties shall jointly prepare a "Technology Plan" in accordance with the following procedures:

    a) The First Technology Plan under this Agreement will be completed by [CIO]. The Technology Plan for subsequent years of this Agreement will be completed by [CIO] of each year, commencing [CIO].

    b) The Technology Plan will be composed of short-term and long-range plans, which tie into CES Business' goals and objectives. The long-range plan will include strategic and flexible use of the Data Center in light of CES Business' priorities and strategies. The short-term plan will include an identification of proposed software and hardware, as appropriate, and a projected time schedule for developing and implementing the proposed changes.

    c) CES will draft the Technology Plan with ISSC's active participation, advice and consent. ISSC will provide CES with its written comments regarding the draft Technology Plan within [CIO] after receipt thereof by ISSC. ISSC's response will include, without limitation, information regarding industry trends in production capabilities and pricing and the implementation of proposed hardware and software changes. The final Technology Plan will be subject to mutual agreement by the Parties. If the Parties are unable to agree with respect to a particular element of the Technology Plan, then the Parties' rights and obligations with respect to such element shall be as otherwise required under this Agreement without reference to the Technology Plan. Implementation of any portion of the Technology Plan that is inconsistent with the Parties' obligations hereunder will require an amendment to this Agreement pursuant to Section 18.4.

    4.11 CES Approvals and Notification

    For those areas of the Services where CES:

    a)   has reserved right-of-approval or consent or agreement;

    b)   is required to provide notification; and/or

    c) is required to perform a responsibility set forth in this Agreement;

    and such approval, consent, notification or performance is delayed or withheld by CES without authorization or right beyond the period provided in this Agreement or the Schedules and such delay or withholding is not caused by ISSC and affects ISSC's ability to provide the Services under this Agreement, then CES will relieve ISSC of the responsibility for that portion of the Services affected by the delay or withholding during the period such approval, consent, notification or performance is delayed or withheld beyond the period provided in this Agreement or the Schedules provided that ISSC provides reasonable written notice to CES of such delay by CES and of the responsibility affected. CES will reimburse ISSC for its Out-of-Pocket Expenses, if any, incurred during such period as a result thereof.
                                     22

    5. 0 Operations

    5.1  ISSC Machines

    ISSC will provide the Services using the ISSC Machines. Additional or replacement ISSC Machines, including upgrades, will be added by ISSC to the Data Center, as necessary to perform the Services in accordance with the Performance Standards, subject to capacity charges beyond the specified Capacity Plan or ARCs for growth beyond the Baselines set forth in the Supplement, as applicable. ISSC retains all right, title and interest in and to all ISSC Machines, subject to Section 11.8 with respect to CES's rights upon termination or expiration of this Agreement.

    5.2  Software Services

    ISSC will:

    a) operate, maintain and enhance all IBM Systems Software in the Data Center, as necessary to perform the Services in accordance with the Performance Standards;

    b)   operate the Third Party Systems Software in the Data Center;

    c) provide Operational Support for the CES-Retained Machines in the Data Center;

    d) apply problem analysis, preventive maintenance and program temporary fixes to correct defects in the Systems Software operating on the ISSC Machines running in the Data Center;

    e) provide or obtain new Versions and Maintenance Releases, upgrades, replacements or additional IBM Systems Software as ISSC deems appropriate, subject to Section 3.4, in order to perform the Services in accordance with the Performance Standards;

    f)   operate all Applications Software in the Data Center;

    g) provide Operational Support for the interfaces to the Applications Software and Systems Software developed by CES; and

    h) cooperate with CES in connection with CES's development of Applications Software and Systems Software, upon request.

    CES will develop interfaces to the Applications Software and Systems Software.

    5.3  Operations, Support and Maintenance

    ISSC will:

    a)   operate the Data Center;

    b) provide maintenance services for ISSC Machines in the Data Center seven days a week, twenty-four hours a day;

    c)   provide files to the queue in accordance with Schedule E;
                                     23

    d) monitor file transmissions originating from the ISSC Machines using monitoring tools provided by CES and approved by ISSC, which approval will not be unreasonably withheld, and take appropriate action in accordance with the Procedures Manual;

    e) store, maintain and provide security for storage media (tapes, disk packs, etc.) provided to ISSC; and

    f) provide reasonable system capacity to support CES application development and testing, in accordance with Schedule E, the resources utilized for which will be included in the Capacity Plan and when calculating RUs.

    5.4  Consolidation and Relocation Services
    ISSC will install, rearrange and relocate equipment in the Data Center as ISSC deems necessary in order to perform the Services in accordance with the Performance Standards and in such a manner so as to minimize service level impact to CES users. ISSC will also be responsible for the de-installation and relocation of the ISSC Machines in the Data Center, including without limitation, appropriate packaging, certification and shipping. Installation, relocation or rearrangement of CES-Retained Machines if made pursuant to CES's request will be invoiced to CES as Out-of-Pocket Expenses or if made pursuant to ISSC's request will be deemed to be included in the Annual Services Charge. De-installation and relocation of the CES-Retained Machines, including without limitation, appropriate packaging, certification and shipping, if made pursuant to CES's request will be invoiced to CES as Out-of-Pocket Expenses or if made pursuant to ISSC's request will be deemed to be included in the Annual Services Charge.

    5.5  Systems Management

    ISSC will:

    a) perform capacity planning, performance analysis and tuning for the ISSC Machines and Systems Software operating on the ISSC
    Machines running in the Data Center;

    b) implement controls to effectively manage the environment of the Data Center according to the Procedures Manual;

    c) provide backup and restore capability for data and programs maintained in the Data Center;

    d) invoke the disaster recovery plan when appropriate in accordance with Schedule G; and

    e) provide for systems access security for the ISSC Machines through the use of appropriate security products. Any other security products specified by CES will be considered Third Party Systems Software.

    5.6  Production Services

    ISSC will:

    a) take direction from CES and cooperate with the scheduling, controlling, monitoring and running of production jobs on the ISSC Machines using scheduling and quality control procedures, as specified in Schedule E and in the Procedures Manual; and
                                     24

    b) follow procedures for scheduling and directing output of all production work (including workload and performance balancing), as specified in the Procedures Manual.

    5.7  Software

    ISSC agrees to use any Third Party Systems Software selected by CES. CES may add Applications Software to, or delete Applications Software, from Schedule A. ISSC agrees to use any Applications Software selected by CES, subject to the provisions of Schedule K and Section 7.6. CES will retain responsibility for maintenance, support and all license and related charges for all Applications Software and Third Party Systems Software, subject to the provisions of Section 3.5.

    If CES requests a [CIO] of any IBM Systems Software, CES shall pay [CIO] the [CIO] and [CIO] attributable to the [CIO] IBM System Software [CIO] attributable to the IBM Systems Software being [CIO]. If CES [CIO] any IBM Systems Software [CIO] Schedule B and does not at the same time [CIO] any other IBM Systems Software therefor, CES may [CIO] an amount equal to [CIO] and[CIO] to such [CIO] IBM System Software [CIO] attributable to any [CIO] to the IBM System Software [CIO] by CES.

    CES shall audit, control and approve all new Applications Software and Third Party Systems Software prior to its promotion into production.

    5.8  CES-Retained Machines

    ISSC shall provide approximately [CIO] of space within each Data Center location (Site 1 and Site 2, if applicable) and the Recovery Center for the DEC Machines. Upon request by CES, ISSC shall increase such square footage of floor space at a rate not to exceed [CIO] each year for the remainder of the Term at [CIO]. In addition, ISSC shall provide space within each Data Center location and the Recovery Center for the CES-Retained Machines other than the DEC Machines. ISSC shall provide heat, light, power, air conditioning, UPS, and such other similar utilities as may reasonably be necessary for the CES-Retained Machines. ISSC shall provide reasonable physical and electronic access to the CES-Retained Machines by CES and CES's maintenance providers upon reasonable advance notice. In addition, ISSC will:

    a) provide Operational Support for the Systems Software resident on the CES-Retained Machines;

    b) to the extent the CES-Retained Machines trigger notification to ISSC of the need for reasonable local operational action, ISSC will perform such action;

    c) to the extent that CES's personnel notify ISSC of the need for reasonable local operational action, ISSC shall perform such action; and

    d) follow standard local operational procedures for such CES-Retained Machines provided to ISSC by CES (such as disk back-up procedures).

    CES shall otherwise be financially and operationally responsible for the CES-Retained Machines and the Software resident thereon, including the operation, other than that specified above or in Schedule E, maintenance, upgrade, enhancement and replacement thereof.
                                     25





    5.9  Connectivity

    CES will be responsible for providing and managing connectivity up to the output side of the 3745 and/or the 3172 controller and interconnect equipment or their equivalent located in the Data Center from end users and ISSC will be responsible for managing connectivity from the mainframe to the output side of the 3745 and/or the 3172 controller. ISSC will monitor network messages regarding connectivity, utilizing mutually agreed upon monitoring tools and notify CES in accordance with the Procedures Manual.

    5.10 Viruses

    Each Party agrees to use diligent efforts to ensure that no viruses or similar items ("Viruses") are coded or introduced into the systems by their respective employees, contractors or other third parties that have access to or utilize the Services. ISSC will engage in and comply with IBM established virus prevention programs and processes for Software used or being promoted into the production environment. ISSC agrees that, in the event a Virus is found to have been introduced into the operating environment used to provide the Services, ISSC shall, at CES's written request, use commercially reasonable efforts to assist CES in reducing the effects of the Virus and, if the Virus causes a loss of operational efficiency or loss of data, to assist CES to the same extent to mitigate and restore such losses; provided, however, that the Party that introduced a Virus shall bear the cost associated with such efforts. If a Virus was introduced by CES, CES shall relieve ISSC of the Minimum Service Level effect of such Virus, if any, to the extent caused by or resulting from such Virus(es). ISSC shall not be deemed to have introduced a Virus if ISSC promotes Applications Software to production to which it applies its applicable virus protection programs and processes prior to promotion to production.

    5.11 Software Licenses

    a) All Software provided by ISSC in connection with the Services, with the exception of IBM Systems Software, shall be licensed in CES's name as licensee with ISSC having the right to use such Systems Software in performing the Services unless ISSC can provide the Software specified by CES on a more cost effective basis in its own name. ISSC shall consider and take into account in its dealings with the Software vendors CES's reasonable concerns regarding the terms and conditions of such Software licenses including CES's use upon termination.

    b) Prior to the initial use of any new or additional Systems Software operating on the ISSC Machines, which is not listed in Schedule B, and prior to any upgrade, enhancement or modification of existing Systems Software listed in Schedule B operating on the ISSC Machines, or the addition of or migration to different Systems Software operating on the ISSC machines licensed to anyone other than CES, ISSC shall [CIO] for any such actions. In addition, prior to taking any such action, ISSC will provide CES with information regarding the amount of any fees and other requirements CES would have to undertake in order to obtain a license to and maintenance for such Systems Software, and shall obtain, where possible using commercially reasonable efforts, a firm commitment from the third party vendor of such software to license the software to CES and provide maintenance for the Software upon the payment of such fees. To the extent possible, using commercially reasonable efforts, each Systems Software license entered into hereunder in either CES's or ISSC's name shall include use and access rights for CES's consultants and
                                     26
    subcontractors.  ISSC will
    not utilize Systems Software to which CES [CIO] unless CES otherwise agrees in advance in writing.

    6. 0 Additional Services

    6.1  Help Desk

    As part of the Services, ISSC will provide a Data Center operations help desk and problem management in accordance with Schedule I.

    6.2  Security

    CES shall approve and ISSC shall administer system level access, granting group access and control to CES for their administration and control of CES's applications and end users. CES shall notify ISSC of what entities and personnel are to be granted access to the Software and the level of security access required by each. The Parties shall cooperate in administering security procedures regarding such access, all as set forth in Schedule L.

    6.3  Back-up and Disaster Recovery

    ISSC shall perform the back-up, recovery and storage procedures specified in Schedule E and provide Disaster Recovery services as specified in Schedule G.

    6.4  Facilities and Support Services

    To enable ISSC to provide the Services, CES agrees:

    a) to provide, at no charge to ISSC, the use of CES Facilities as may be reasonably necessary to house the ISSC Project Executive and his or her office business equipment for the performance of the Services. This includes reasonable office space, storage space, telephone capability (but excluding long distance telephone charges, and all long distance telephone charges for facsimile transmissions for which CES will be reimbursed by ISSC), office support services (e.g., janitorial and physical security) and furniture;

    b) to provide for the CES Facilities during the Term, all heat, light, power, air conditioning, UPS, and such other similar utilities as may reasonably be necessary for ISSC to perform the Services as described in this Agreement;

    c) to provide access to CES parking (if available, but excluding CES's paying for such parking) and break room facilities for ISSC employees;

    d) if CES decides to relocate its current CES Facility that houses the ISSC Project Executive and his or her office business equipment, CES will provide comparable space, facilities and resources in the new location, as well as relocation of such equipment to the new location, under the same terms and conditions of this Agreement;

    e) following the expiration or termination of this Agreement, CES will allow ISSC the use, at [CIO], of those CES Facilities then being used to perform the Services for up to [CIO] following the effective date of such expiration or termination (or from the last day of any
                                     27
    Services Transfer Assistance period) to enable ISSC to affect an orderly transition of ISSC resources;

    f) it is understood that ISSC's use of the CES Facilities does not constitute or create a lease hold interest. When the CES Facilities are no longer being utilized by ISSC to perform the Services, CES's obligations set forth in this Section with respect to the CES Facilities will cease; and

    g) it is understood that ISSC's usage of any of the foregoing CES facilities and services will not be deemed to be a part of any Baseline Charge related thereto payable by CES to ISSC hereunder.

    6.5  Audits

    ISSC will assist CES in meeting its audit and regulatory requirements, including providing access to the Data Center to enable CES and its auditors and examiners to conduct appropriate audits and examinations of the operations of ISSC relating to the performance of the Services to verify:

    a)   the accuracy of ISSC's charges to CES; and

    b) that the Services are being provided in accordance with this Agreement and the Performance Standards.

    Such access will require not less than two business days prior written notice to ISSC and will be provided during normal business hours, provided that any audit does not interfere with ISSC's ability to perform the Services in accordance with the Performance Standards. ISSC will provide access to information reasonably necessary to perform the audit. ISSC shall not allow CES, its examiners or auditors access to ISSC's proprietary data. ISSC will also assist CES's employees or auditors in testing CES's data files and programs, including, without limitation, installing and running audit software, subject to CES's reimbursing ISSC for its Out-of-Pocket Expenses.

    ISSC agrees to make any changes and take other actions which are necessary in order to maintain compliance with applicable laws or regulations in effect on the Commencement Date at no charge to CES, except with respect to any such changes or actions arising out of CES's failure to comply with such laws or regulations prior to the Commencement Date. In addition, ISSC agrees to make any changes and take other actions which are necessary in order to maintain compliance with laws or regulations applicable to CES Business effective after the Commencement Date and CES shall reimburse ISSC for such changes and actions as a New Service in accordance with
    Section 7.6. CES may submit additional findings or recommendations to ISSC for its consideration and ISSC shall consider such findings.

    If any audit or examination reveals that ISSC's invoices for the audited period are not correct for such period, ISSC shall promptly reimburse CES for the amount of any overcharges, or CES shall promptly pay ISSC for the amount of any undercharges.

    CES may audit the Services annually and may provide reports on the audit results to CES's customers; provided, however, CES may not provide pricing and financial information provided to CES by ISSC to CES's customers.
                                     28

    7. 0 Charges and Expenses

    7.1  Annual Services Charge

    CES agrees to pay the Annual Services Charge specified in the Supplement for each year of the Term together with the other amounts as described in this Section 7 and Schedule J, as set forth in the Supplement.

    7.2  Additional Resource Charges

    Beginning for the initial month following the Commencement Date and monthly thereafter, ISSC will review the quantity of Resource Units utilized by CES during the preceding month, and calculate Addi-tional Resource Charges (ARCs) in accordance with the Supplement and Schedule J. CES agrees to pay Additional Resource Charges in accordance with Section 8.2.

    7.3   [CIO] Adjustments

    CES may [CIO] or [CIO] of the [CIO] of [CIO] in accordance with the Supplement and Schedule J. If CES elects to [CIO] of an[CIO] of [CIO], ISSC shall provide CES a [CIO], as described in Schedule J, until the [CIO] of [CIO] is [CIO]. If CES elects to [CIO] of an [CIO] of [CIO], ISSC will use commercially reasonable efforts to meet CES's [CIO]. CES shall pay ISSC an [CIO], as described in Schedule J, for the period from when the [CIO] is [CIO] until the time [CIO] was [CIO] to [CIO] as shown on the Supplement.

    7.4  Cost of Living Adjustment

    CES agrees to pay ISSC, or ISSC will credit CES with, a Cost of Living Adjustment ("COLA"), in accordance with Section III of
    Schedule J, as applicable, beginning in the first January following the Commencement Date.

    In the event that the rate of change of CPI-U for any year is greater than [CIO] and the Parties agree that the CPI-U does not accurately reflect the rate of inflation actually experienced by the elements of cost that make up the Services for such year, the Parties shall determine by agreement either an alternative index or the actual rate of inflation that shall be used for computing the COLA for such year.

    7.5  New Entities

    If CES acquires any additional Affiliates during the Term for which CES desires ISSC to provide Services and ISSC's acceptance of such responsibilities would require ISSC to (a) utilize capacity or resources for which there is not an existing charging methodology and/or Baseline and (b) expend additional resources that ISSC would not otherwise have expended, then ISSC will provide the Services to such Affiliate in accordance with this Agreement, subject to
    Section 7.6.
                                     29

    7.6  New Services

    In the event that CES requests ISSC to perform functions different from, and in addition to, the Services ("New Services"), the charge to CES for ISSC performing such functions will be determined as follows:

    a) if the additional function requires only those resources which have a current charging methodology or Baseline, the additional function will not be considered a New Service and the charges for the incremental resources, if any, will be recovered through the applicable charging methodology set forth in the Supplement and Schedule J;

    b) if the additional function requires resources not covered by a current charging methodology, an existing Baseline and/or requires additional start-up expenses, then to the extent that ISSC should not otherwise have provided such function as part of the Services, such additional resources and/or start-up expenses will be considered New Services, and prior to performing such New Services:

         1) ISSC will quote to CES the increase in the Annual Services Charge or other payment method that will be attributable to such New Services, which will be based upon the required proportional increase in system and other applicable resources relative to the Annual Services Charge; and

         2) CES, upon receipt of such quote, may then elect through written notice by the CES Project Executive to have ISSC perform the New Services, and the Annual Services Charge, charging methodology and/or Baselines will be adjusted, if necessary, to reflect such New Services; and

    c) if CES's request for different or additional services results in ISSC having to reduce or eliminate Services being provided hereunder, and such reduced or eliminated Services are not a result of CES or a third party services provider performing such Services, such different or additional services will be deemed "Replacement Services." In such event, the Parties shall determine the resources and expenses related to the Services being replaced, the resources and expenses related to the services being added and the net increase or decrease in resources and expenses will be the basis on which ISSC will quote a price to CES for Replacement Services.

    Notwithstanding the foregoing, nothing herein may be interpreted as obligating CES to obtain New Services from ISSC.

    During the Term, if the Services evolve or are supplemented and enhanced over time by ISSC at its sole discretion, such as by changes made which keep pace with technological advancements or improvements, the Parties acknowledge that such changes will not be deemed to result in functions materially different from and in addition to the Services and will not be considered New or Replacement Services.

    7.7  Taxes

    a) The Annual Services Charges, ARCs (if any) and any other charges paid by CES to ISSC are inclusive of any applicable sales, use, personal property or other taxes based upon or measured by ISSC's cost of acquiring or providing materials, supplies or services furnished
                                     30
    by ISSC in performing the Services. CES will be responsible for paying any tax on the Services (if any) and any other taxes for which it is legally responsible.

    b) Each Party shall bear sole responsibility for all taxes, assessments and other real property-related levies on its owned or leased real property.

    c) The Parties agree to reasonably cooperate with each other to more accurately determine each Party's tax liability and to minimize such liability to the extent legally permissible.

    d) Each Party shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and other exemption certificates or information reasonably requested by either Party. The Parties will also work together to segregate the Annual Services Charge, ARCs and other charges into separate payment streams:

         1)   that for taxable Services, if any;

         2)   that for nontaxable Services;

         3) that for which a sales, use or similar tax has already been paid by ISSC; and

         4) that for which ISSC functions merely as a paying agent for CES in receiving goods, supplies or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax.

         Consistent with this Agreement, no portion of the payment stream will be described as the lease or rental of tangible property.

    7.8  Reduction of CES Requirements for the Base

    a) If, during the Term, CES experiences significant changes in the scope or nature of its business, exclusive of any Services set forth in this Agreement, which have or are reasonably expected to have the effect of causing sustained substantial decreases ([CIO] or more) in the amount of the "Base System" (as defined in Schedule
    J) used in providing the Services, such changes shall be governed by this Section. Examples of the kinds of events that might cause such substantial decreases are:

         1)   changes to locations where CES operates;

         2)   changes in CES's products or markets;

         3)   mergers, acquisitions or divestitures;

         4) changes in the method of service delivery (other than use of another vendor or an in-house solution); or

         5)   changes in market priorities.

    b)   CES will notify ISSC of any event or discrete set of events which CES believes qualifies under this Section and ISSC will identify the changes that need to be made to accommodate
                                     31
    the extraordinary decrease of resource requirements in a cost-effective manner without disruption to CES Business, and the cost savings that will result therefrom in a plan that will be submitted to CES for review and acceptance.

    c) Upon acceptance by CES, ISSC will make the applicable adjustments to the Annual Services Charge and the Baselines to reflect the foregoing and distribute an amended Supplement to the Parties.

    d) CES may, at its option and expense, employ an accredited and mutually agreed upon independent auditor to verify that ISSC's methodology for calculating the savings referenced in Section
    7.8(b) above conforms to accepted accounting practices.

    7.9  Services Transfer Assistance

    It is the intent of the Parties that ISSC will cooperate with CES to assist with the orderly transfer of the services, functions and operations provided by ISSC hereunder to CES itself or another services provider in connection with the expiration or earlier termination of this Agreement. Commencing [CIO] prior to expiration or commencing upon any notice of termination or of non-renewal of this Agreement, CES may request ISSC to provide and, if so requested, ISSC shall provide to CES or CES's designee (except in the event of a termination due to a failure by CES to pay any amounts due and payable under this Agreement when due; provided, however, that [CIO] shall not be considered a failure by CES to pay amounts due and payable) services in connection with migrating the work of CES to CES itself or another services provider ("Services Transfer Assistance"), subject to Section 11.8. Services Transfer Assistance shall be provided until the effective date of expiration or termination with respect to the Services, and, for expiration or termination related services other than those relating to the Services, upon request by CES, for up to [CIO] after the effective date of expiration or termination. Subject to Section 7.9(d) below, Services Transfer Assistance shall include, but not be limited to, providing CES and its Affiliates and their agents, contractors and consultants, as necessary, with services such as the following:

    a)   Premigration Services

         1) continue to install, load and operate Software as necessary to meet project schedules until it is necessary to freeze all noncritical Software changes to perform the Migration Services,

         2) notifying all outside vendors of procedures to be followed during the turnover phase,

         3) reviewing all Software libraries (tests and production) with CES and/or the new service provider,

         4) assisting in establishing naming conventions for the new production site,

         5) providing copies of configuration diagrams, manuals, inventories, operational records, and other documentation generally used to provide the Services,

         6) analyzing space required for the data bases and Software libraries, and
                                     32

         7) generating a tape and computer listing of the source code on the ISSC Machines in a form reasonably requested by CES.

    b)   Migration Services

         1)   unloading the production data bases,

         2) delivering tapes of production data bases (with content listings) to the new operations staff,

         3)   assisting with the loading of the data bases,

         4) assisting with the Data Center connectivity to the communications network turnover, if applicable, and

         5) assisting in the execution of a parallel operation until the effective date of expiration or termination of this Agreement.

    c)   Post Migration Services

         1) answering questions regarding the Services on an "as needed" basis, and

         2) turning over of any remaining CES owned reports and documentation still in ISSC's possession.

    d) If any Services Transfer Assistance provided by ISSC requires the utilization of additional resources for which there is a current Baseline that ISSC would not otherwise use in the performance of this Agreement, CES will pay ISSC for such usage at the then current Agreement charges. If the Services Transfer Assistance requires ISSC to incur expenses in addition to the expenses that ISSC would otherwise incur in the performance of this Agreement, then:

         1) ISSC shall notify CES of any Out-of-Pocket Expenses associated with the performance of any additional services pursuant to this Section prior to performing such services, and

         2) upon CES's authorization, ISSC shall perform the additional services and invoice CES for such Out-of-Pocket
    Expenses; and

         3) CES shall pay ISSC for such Out-of-Pocket Expenses within thirty business days of the date of the invoice.

    8. 0 Invoicing and Payment

    8.1  Annual Services Charge Invoices

    ISSC will invoice CES on a monthly basis the proportional amount of the Annual Services Charge for that month in advance. The invoice will state separately applicable taxes owed by CES, if any, by tax jurisdiction. No such invoice shall be delivered prior to the month for which such invoice is applicable.
                                     33

    8.2  ARC and COLA Invoicing

    Beginning in the fifth month following the Commencement Date and quarterly thereafter, ISSC will invoice CES for the net amounts due for ARCs, if any, for the preceding quarter. ISSC will invoice CES for COLA monies starting in January following the Commencement Date for such month and monthly thereafter in accordance with Section
    7.4. No COLA invoice shall be delivered to CES prior to the month for which such invoice is applicable.

    8.3  Capacity Invoicing

    ISSC will bill or credit CES on a monthly basis in advance for the CPU and/or DASD capacity that is either installed early or deferred in accordance with the procedures set forth in Schedule J.

    8.4  Other Charges

    Any amount due under this Agreement including amounts described in Sections 8.1, 8.2 and 8.3 shall be payable as described in Section
    8.5. No invoice for any such amount, exclusive of amounts under Sections 8.1, 8.3 and 11.7, shall be delivered to CES until after the Service, which is the subject of such invoice, has been provided to CES.

    8.5  Invoice Payment

    CES will pay each invoice either by wire funds transfer or other electronic means acceptable to ISSC to an account specified by ISSC or, at CES's option, by bank check within [CIO] after the date of receipt of such invoice. In the event that any payments are not received by ISSC within [CIO] following the due date, a late fee equal to [CIO] will be payable to ISSC on unpaid balances; provided, however, that such late fee will not apply to disputed amounts placed in escrow, which amounts shall not accrue a late fee, but may accrue interest in accordance with Section 8.7 and provided, further, that with respect to disputed amounts below the escrow account minimum amount, such disputed amounts shall not accrue a late fee until the [CIO] day after the original due date.

    8.6  Proration

    All periodic charges under this Agreement are to be computed on a calendar month basis, and will be prorated for any partial month, unless specifically stated otherwise in this Agreement.

    8.7  Disputed Charges/Credits

    In the event either Party disputes the accuracy or applicability of any charge or credit, then that Party shall notify the other Party of the disputed matter and support for such dispute in writing within [CIO] after becoming aware of, and performing an investigation of, dispute. The Party contesting its obligation to pay a charge or to grant a credit of [CIO] such or greater will deposit the disputed amount in an escrow account in a mutually agreed upon United States commercial bank or, if the Parties do not reach agreement, NationsBank of Georgia, N.A. in Atlanta shall be the depository. The amounts so escrowed shall be deposited in an interest bearing account and the interest accruing on such escrowed amount will be allocated among the Parties based on the percentage of the principal amount of the escrow paid to each Party upon resolution of the dispute. Neither Party shall set off or fail to pay a disputed amount without prior notification to the other Party of such dispute and escrow of the disputed amount. A disputed amount on an invoice does not
                                     34
    relieve the Party of the obligation
    for payment of the other undisputed amounts contained on such invoice and the Party will pay such undisputed amounts pursuant to the applicable terms and conditions of this Agreement.

    If requested by the non-escrowing Party, the non-escrowing Party will be added as a second Party of the escrow account and the disputed amounts and accrued interests in escrow may only be released by the escrow agent upon receipt of written instructions signed by both Parties, or by the escrowing Party if the non-escrowing Party does not request addition as a second Party on the escrow account.

    No failure by either Party to identify a contested charge or credit prior to payment of the invoiced amount will limit or waive any of such Party's rights or remedies with respect to such charges or credits, including such Party's right to withhold such disputed amounts from subsequent payments or credits due to the other Party hereunder and pay such sums that are [CIO] into an escrow account as described in this Section 8.7. If the Parties do not investigate and resolve any disputed amounts pursuant to Section 17.2, within [CIO] after receipt of written notification of the request for the initiation of such dispute resolution procedures by the noncontesting Party, the Parties shall notify the escrow agent to release the applicable disputed funds, at the contesting Party's sole discretion, (a) to the contesting Party or (b) to the noncontesting Party. Upon settlement of the dispute by the Parties or final resolution of the dispute by a court of competent jurisdiction, if the holder of the disputed amounts shall be determined not to be entitled to such amounts, the holder shall pay the amounts to which it is found not to be entitled to the other Party together with interest thereon payable at a rate of [CIO] from the date such amounts were due or the date released from escrow, whichever is later, through the date of payment thereof.

    Unpaid charges and credits that are in dispute and placed in escrow pursuant to this Section 8.7 or held by the noncontesting Party pursuant to this Section 8.7 pending final resolution of the dispute will not be considered a basis for monetary or other default under this Agreement.

    8.8  Other Credits

    Except as otherwise set forth in this Agreement, with respect to any amount to be paid or reimbursed to CES by ISSC pursuant to this Agreement, ISSC may, at its option, pay that amount to CES by giving CES a credit against the charges otherwise payable to ISSC hereunder at the time any such amount is due and payable to CES. Notwithstanding the foregoing, if the amount to be paid or reim-bursed by ISSC in any specific month, together with the credits due CES for such month, exceed the pro rata portion of the Annual Services Charge for such month, ISSC shall [CIO] during such month.

    9. 0 Intellectual Property Rights

    Pursuant to this Agreement, ISSC, its subcontractors and CES personnel may develop, create, modify or personalize (collectively, "Develop") certain computer programming code, including source and object code ("Code") and documentation to perform the Services.

    9.1  Intellectual Property Definitions

    a)   "Derivative Work" means a work based on one or more
    preexisting works, including, without limitation, a condensation, transformation, expansion or adaptation, which, if prepared without authorization of the owner of the copyright of such preexisting work, would constitute a copyright infringement.
                                     35

    b) "Materials" means Type I, Type II, Type III, Type IV, Type V, Type VI and VII Materials collectively.

    c) "Type I Material" means Developed Code which constitutes a Derivative Work of software for which the copyright is owned by CES.

    d) "Type II Material" means Developed Code created at ISSC's expense, by ISSC personnel performing the Services hereunder and used to provide the Services, which does not constitute a Derivative Work of any software owned by CES, ISSC, IBM or their Affiliates or any third party.

    e) "Type III Material" means Code Developed under this Agreement which constitutes Derivative Works of software for which the copyright is owned by ISSC, IBM, their Affiliates or their subcontractors.

    f) "Type IV Material" means literary works of authorship Developed under this Agreement, such as user manuals, charts, graphs and other written documentation and machine-readable text and files created at ISSC's expense, by ISSC personnel performing the Services hereunder and used to provide the Services, and excludes Code.

    g) "Type V Material" means Code Developed under this Agreement by ISSC and/or its subcontractors independently or jointly with CES, at CES's expense or as part of the Services or specifically related to the core business of CES.

    h) "Type VI Material" means literary works of authorship Developed under this Agreement, such as user manuals, charts, graphs and other written documentation, and machine-readable text and files, by ISSC and/or it subcontractors independently or jointly with CES, at CES's expense or as part of the Services or specifically related to the core business of CES, but excludes Code.

    i) "Type VII Material" means Code and/or literary works of authorship such as user manuals, charts, graphs and other written documentation, and machine-readable text and files created at ISSC's expense and used to interface between Applications Software and/or Systems Software which does not constitute a Derivative Work of any software owned by CES, ISSC, IBM or their Affiliates or any third party.

    9.2  ISSC Developed Code

    With respect to any Materials whether Developed solely by ISSC or its subcontractors, or jointly by CES personnel and ISSC or its subcontractors, ownership will be as follows:

    a) Type I, Type V and VI Materials shall be owned by CES, and ISSC shall have the following license rights:

         1) a perpetual, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform, operate, distribute, modify, develop, personalize and create Derivative Works from such Materials internally for the sole benefit of and exclusive use by CES during the Term; and

         2)   the right to sublicense third parties to do any of the
    foregoing.
                                     36

    b) Type II, III, IV and VII Materials, shall be owned by ISSC, and CES shall have the following license rights:

         1) a perpetual, nonexclusive, worldwide, perpetual, paid-up license to use, execute, operate, reproduce, display, perform, distribute, modify, Develop, personalize and create Derivative Works from such Materials internally within CES and its Affiliates; and

         2) the right to sublicense third parties to do any of the foregoing.

    9.3  CES Developed Code

    With respect to any Materials whether or not Developed under this Agreement, which are or have been Developed solely by CES personnel, such Materials shall be owned by CES, and ISSC, at CES's sole option, shall have the following license rights:

    a) an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, operate, reproduce, display, perform, distribute, modify, Develop, personalize and create Derivative Works from such Materials for the purpose of performing the Services for the sole benefit of and exclusive use by CES during the Term; and

    b) the right to sublicense third parties to do any of the foregoing.

    9.4  General Rights

    a) At the expiration or earlier termination of this Agreement, so long as CES is not in arrears of its payment of monies due ISSC (other than amounts disputed by CES in accordance with Section 8.7), ISSC will grant to CES the following license rights in the Types II, III, IV and VII Materials:

         1) an irrevocable, nonexclusive, worldwide, perpetual, paid up license to use, execute, operate, reproduce, display, perform, distribute, modify, Develop, personalize and create Derivative Works from the Materials internally for the sole benefit of and exclusive use by CES and its Affiliates in the operation of their businesses; and

         2) the right to sublicense third parties to do any of the foregoing.

    b) Any ownership or license rights herein granted to either Party are limited by and subject to any patents and copyrights held by, and terms and conditions of any license agreements with, applicable third party software providers.

    c) To the extent any of the Materials may not, by operation of law, be owned by the Party to which ownership has been granted (as described in this Section 9), each Party agrees to assign (and take such actions and execute and deliver such documents as shall be necessary or appropriate to effect such assignment) and hereby assigns, without further consideration, the ownership of all right, title and interest in all U.S. and foreign copyrights and mask work rights (if any) and patents in such Materials to the other Party as set forth in this Section 9, and such assignee Party shall have the right to obtain and hold in its own name copyrights, registrations, renewals and all other rights relating or pertinent thereto.
                                     37

    d) The Parties agree to reproduce copyright legends which appear on any portion of the Materials which may be owned by third parties.

    e) This Agreement shall not preclude either Party from developing materials or providing services which are competitive to the Materials or Services which might be delivered pursuant to this Agreement subject to the limitations set forth in Section 4.3, except to the extent any of same may infringe any of the other Party's patent rights or copyrights or mask work rights.

    f) Except as set forth in Sections 4.3 and 10, nothing contained in this Agreement shall restrict either Party from the use of any ideas, concepts, know-how, or techniques relating to data processing or network management which either Party, individually or jointly, develops or discloses under this Agreement, except to the extent such use infringes any of either Party's patent rights or copyrights or mask work rights. However, except for the licenses expressly granted under this Section 9, neither this Agreement nor any disclosure made hereunder grants any license to either Party under any patents or copyrights or mask work rights of the other Party.

    10. 0     Confidentiality/Data Security

    10.1 Confidential Information

    ISSC and CES each acknowledge that the other possesses and will continue to possess information that has been created, discovered, developed by or acquired by such party, which information has commercial value in its business and is not in the public domain. "Confidential Information" means: information related to either Party and/or its Affiliates (i) which derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; (ii) which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy and
    (iii) all tangible reproductions of such information including, but not limited to, technical and nontechnical data related to the formulas, patterns, designs, compilations, programs, inventions, methods, techniques, drawings, processes, finances, actual or potential employees, customers and suppliers and existing and future products; provided, however, that all of either Party's information which falls within one of the categories of information set forth on Schedule M shall be deemed Confidential Information whether or not so marked. Schedule M may be modified by either party if the Party seeking modification obtains prior written consent from the other Party, which consent shall not be unreasonably withheld. All information that does not fall within a category set forth on Schedule M must be marked confidential, restricted or proprietary by either Party or its Affiliates to be deemed Confidential Information.

    10.2 Obligations

    a) CES and ISSC will each use the same care to prevent disclosing to third parties the Confidential Information of the other as it employs to avoid disclosure, publication or dissemination of its own information of a similar nature but in no event less than a reasonable standard of care. Notwithstanding the foregoing, the Parties may disclose such information to subcontractors involved in providing Services under this Agreement where:

         1) such disclosure is necessary to permit the subcontractor to perform its duties hereunder;
                                     38

         2) the subcontractor agrees in writing, under which the nondisclosing Party is a third party beneficiary for all purposes, to observe the confidentiality and restricted use and disclosure covenants and standards of care set forth in this Section 10 at the security levels as applicable to CES and ISSC respectively; and

         3) the disclosing Party assumes full responsibility for the acts or omissions of its subcontractor, no less than if the acts or omissions were those of the disclosing Party.

    a) Without limiting the generality of the foregoing, neither Party will publicly disclose the terms of this Agreement, except to the extent permitted by Sections 10.3 and 16, without the prior written consent of the other. Furthermore, neither ISSC nor CES will:

         1) make any use of the Confidential Information of the other except as contemplated by this Agreement;

         2) acquire any right in or assert any lien against the Confidential Information of the other except as contemplated by this Agreement; or

         3) refuse to promptly return, provide a copy of or destroy such Confidential Information upon the request of the other Party;

         provided, however, that except for those restrictions set forth in Section 4.3 and this Section 10, neither Party will be restricted in using any data processing or network management ideas, concepts, know-how and techniques, (including without limitation, in the development, manufacturing and marketing of its products and services and in its operations) which are retained in the minds of employees who have had access to the Confidential Information of such Party without reference to any physical or electronic embodiment of such information, unless such use shall infringe any of such Party's patent rights, copyrights or mask work rights.

    10.3 Exclusions

    Notwithstanding the foregoing, this Section will not apply to any information which ISSC or CES can demonstrate was:

    a)   at the time of disclosure to it, in the public domain;

    b) after disclosure to it, published or otherwise becomes part of the public domain through no fault of the receiving Party;

    c) without a breach of duty owed to the disclosing Party, is in the possession of the receiving Party at the time of disclosure to it;

    d) received after disclosure to it from a third party who had a lawful right to, and without a breach of duty owed to the disclosing Party, did disclose such information to it; or

    e)   independently developed by the receiving Party without
    reference to Confidential Information of the furnishing Party.
                                     39

    Further, either Party may disclose Confidential Information of the other to the extent required by law or order of a court or governmental agency; provided, however, that the recipient of such Confidential Information must give the discloser prompt notice and make a reasonable effort to obtain a protective order or otherwise protect the confidentiality of such information, all at the discloser's cost and expense. It is understood that the receipt of Confidential Information under this Agreement will not limit or restrict assignment or reassignment of employees of ISSC and CES within or between the respective Parties and their Affiliates.

    10.4 Protection of CES Information

    Any additional responsibilities of ISSC and CES with respect to protection of Confidential Information are set forth in Schedule L.

    10.5 Loss of Confidential Information

    In the event of any disclosure or loss of, or use in violation of this Agreement of Confidential Information of a disclosing Party known to the receiving Party, the receiving Party will notify the disclosing Party immediately, orally or in writing.

    10.6 Limitation

    a) That portion, if any, of the Confidential Information that constitutes trade secrets shall be subject to this Section 10 for such period as it shall qualify as trade secrets under applicable law. The remainder of the Confidential Information shall be subject to this Section 10 for a period of two years after the expiration or earlier termination of this Agreement.

    b) ISSC will not be responsible for the security of data during transmission via public communications facilities if the breach of security occurred through access to the public communications facilities, except to the extent that such breach of security is caused by the failure of ISSC to perform its security obligations under this Agreement, or the negligent acts or omissions of ISSC.

    11. 0     Termination

    11.1 Termination for Convenience

    Subject to the other provisions of this Agreement, CES may terminate this Agreement for CES's convenience beginning on the [CIO] upon at least [CIO] prior written notice to ISSC; provided, however, CES may terminate this Agreement for CES's convenience prior to such [CIO] if the [CIO]. If CES terminates this Agreement prior to the expiration of the Term for CES's convenience, CES agrees to pay ISSC on the effective date of termination either:

    a) the charge, as specified in the Supplement, ([CIO]) under [CIO]

    b)   the [CIO] specified in the Supplement under [CIO] and [CIO].
                                     40

    11.2 Termination for Change of Control

    In the event of a sale of stock of either Party resulting in the ability of the purchaser(s) of such stock to elect a majority of the board of directors of such Party, the merger of either Party with another entity, or the sale of all or substantially all of the assets of either Party to another entity, not effected solely for the purpose of permitting termination under this Section 11.2 ("Termination for Change of Control"), CES or its successor corporation in the case of a merger or the entity purchasing the assets of CES, may terminate this Agreement with [CIO] prior written notice to ISSC given not later than [CIO] after such Change of Control, upon payment of either:

    a)   the [CIO] specified in the Supplement under [CIO]

    b)   the [CIO] specified in the Supplement under [CIO].

    11.3 [CIO]

    a) No [CIO], however described, payable by CES to ISSC hereunder shall include any element of anticipated profit or revenue, lost opportunity or similar amounts.

    b) For purposes of this Agreement, "Wind-Down Expenses" shall mean ISSC's reasonable expenses related to the displacement of assets and personnel, and discontinuance of leases, licenses and contracts due to CES's early termination.

    c) Within [CIO] of the receipt of CES's notification of termination under the provisions of this Section 11, ISSC will provide CES an estimate of the amounts associated with the Wind-Down Expenses and will provide the actual Wind-Down Expenses not less than [CIO] prior to the effective date of termination. Further, ISSC will use commercially reasonable efforts to mitigate its Wind-Down Expenses, such efforts to include, without limitation, appropriate redeployment of assets and personnel. Wind-Down Expenses shall be reduced by all such mitigation anticipated, planned or realized by ISSC prior to termination.

    d) Upon CES's prior written notification, ISSC will include full payout of the ISSC Machines in the Data Center that are being used solely to provide the Services to CES in the Wind-Down Expenses for [CIO] for either termination for convenience or termination for Change of Control, and upon receipt of the [CIO] and Wind-Down Expenses, transfer title for such ISSC Machines to CES.

    e) The Parties agree that the charge(s) paid ISSC under either Sections 11.1 or 11.2 above are CES's sole and exclusive liability for termination under such provisions.

    11.4 Termination Proration

    Any [CIO] will be prorated according to the following formula:

         [{(A-B),12 months} x C] + B = Prorated [CIO]

    where:
                                     41

    A    =    the [CIO] specified in the Supplement for the year in
    which termination is effective;

    B    =    the [CIO] specified in the Supplement for the year after
    the year in which termination is effective; and

    C    =    the number of months remaining during the year in which
    termination is effective.

    11.5 Termination [CIO]

    Upon written notice, either Party may terminate this Agreement, without charge to the terminating Party, in the event of a [CIO] by the other; provided, however, any action or inaction by [CIO] for which [CIO] has made payments under Section 14.1(f) and/or [CIO] has received [CIO] in the form of [CIO], that are related to the grounds for termination under this Section, shall be specifically excluded from this provision unless [CIO] returned such [CIO] in accordance with Section 13 and/or such other payments made under
    Section 14.1(f). However, the Party seeking termination will provide the other Party with sufficient, reasonable written prior notice of such material breach, persistent or continuous breach(es) and the opportunity to cure same, as follows:

    a) in the event of a failure to pay any amount due and payable under this Agreement when due, at least [CIO], and

    b) in the event of any other material breach, or persistent or continuous breach(es) at least [CIO].

    If the nature of any nonmonetary breach is such that it would be unreasonable to expect a cure within a [CIO] period, the breaching Party shall be given an additional [CIO] to cure such breach. In the event the material breach or persistent or continuous breach(es) are not cured within the periods specified above after delivery of the notice, the nonbreaching Party may terminate this Agreement, which termination shall be in writing, as of a date specified in such notice of termination. The terminating Party shall have all rights and remedies afforded by law or equity, subject to the limitations expressed in this Agreement.

    11.6 [CIO]

    The Parties acknowledge that the [CIO] of [CIO] may have [CIO] on the [CIO] even if such [CIO] does not [CIO] that gives CES the [CIO] under [CIO] above; provided, however, any [CIO] or [CIO] by ISSC for which ISSC has provided [CIO] or CES has received [CIO] in the form of [CIO] that are related to the grounds for [CIO] under this Section shall be specifically excluded from this provision unless CES returned such [CIO]. In the event of such a [CIO], CES may, at its option, [CIO] as provided under [CIO], [CIO] to CES, which termination shall then become CES's [CIO]. If CES does not elect to [CIO] as provided under [CIO], then nothing in this
    Section 11.6 shall be deemed to limit or restrict the ability of CES to claim that a [CIO] constitutes a [CIO] and elect [CIO] CES [CIO] or otherwise pursuant to the provisions of this Agreement.
                                     42

    11.7 Extension of Service

    Except in the case of a termination of this Agreement due to a material breach by CES, CES may once request and ISSC will extend the provision of services for a period not to exceed [CIO] beyond the effective date of termination or expiration. Such request must be a written notice received not less than [CIO] prior to the effective date of termination or expiration of this Agreement; provided, however, CES may so request and ISSC will extend the provisions of Services beyond the effective date of termination or expiration [CIO] for the portion of the [CIO] period CES desires such extension of Services.

    11.8 Other Rights Upon Termination

    So long as CES has complied with Section 8.7 and is not otherwise in default of monies due ISSC at the expiration or earlier termination of this Agreement:

    a) ISSC agrees to sell to CES or its designee, upon CES's request, the ISSC Machines at the Data Center then currently being used by ISSC on a dedicated basis to perform the Services at ISSC's accounting book value with such book value based on a [CIO] straight-line depreciation from initial entry on ISSC's books or, in the case of ISSC Machines that ISSC is leasing, at the lease buy-out charge based on a [CIO] lease period or, for ISSC Machines that have either been fully depreciated or the leases have expired and ISSC is the owner of such ISSC Machines, for the [CIO]. CES shall be responsible for any sales, use or similar taxes associated with the purchase of such equipment.

    b) For Software proprietary to ISSC and not otherwise owned by or licensed to CES in accordance with Section 9 and not generally commercially available, ISSC will provide a source code license, with the right to modify and own such modifications, to CES, for use only by CES and its Affiliates in the CES Business upon terms and prices (which prices shall not be greater than those offered to other Similarly Situated Customers or, in the case where no Similarly Situated Customers exist, other third parties generally) to be mutually agreed upon by the Parties or, at CES's option, ISSC will recommend a mutually agreeable commercially available substitute, if any, to perform the same function.

    c) With respect to generally commercially available Software, if ISSC has licensed or purchased and is using any such Software solely for providing the Services to CES at the date of expiration or termination, CES will reimburse ISSC for initial license or purchase charges, except to the extent that CES has already compensated ISSC for such investment, for such Software in an amount equal to the remaining unamortized cost of such Software, if any, depreciated over a [CIO] year life, and pay any transfer fee or charge imposed by any applicable vendor; provided, however, that ISSC shall bear the costs, if any, associated with the transfer of [CIO] upon termination.

    d) With respect to generally commercially available Software, if ISSC has licensed or purchased and is using any such Software for providing the Services to CES and other ISSC customers in a shared environment at the date of expiration or termination, ISSC will assist CES in obtaining licenses for such Software subject to CES's payment of any license fee or charge imposed by any applicable vendor.
                                     43

    e) Upon the date of expiration or termination of this Agreement, CES shall have the right to make offers of employment to any or all ISSC employees performing Services for CES or its Affiliates hereunder ("CES Service Employees"). Promptly after either Party sends the other written notice of termination or expiration, ISSC agrees to supply CES, at no charge, with the names and resumes requested by CES for the purpose of exercising its rights under this Section. CES's rights under this Section will take precedence over any ISSC/employee employment contract or covenant that may otherwise limit an employee's right to accept employment with CES.

    f) ISSC will transfer or assign to CES or its designee, upon CES's request, on mutually acceptable terms and conditions, subject to the payment by CES of any transfer fee or charge imposed by the applicable vendors, any contracts applicable solely to services being provided to CES for maintenance, Disaster Recovery services and other necessary third party services (other than subcontractor services) then being used by ISSC to perform the Services.

    g)   ISSC will provide Services Transfer Assistance pursuant to
    Section 7.9.

    h) ISSC will use commercially reasonable efforts to negotiate license arrangements with third parties that will minimize the amount of license transfer fees to be paid by CES.

    12. 0     Liability

    12.1 General Intent

    Each Party's and each of its subcontractor's entire monetary liability to the other Party and its exclusive remedies for monetary damages are set forth in this Section, in Schedule E (Service Credits) and in Section 14 (Indemnities). Subject to the specific provisions of this Section, it is the intent of the Parties that each Party will be liable to the other Party for any damages incurred by the nonbreaching Party as a result of the breaching Party's failure to perform its obligations in the manner required by this Agreement.

    12.2 Damages

    a) Each Party's and each of its subcontractor's liability for actual, direct monetary liability arising out of or resulting from the other Party's and each of its subcontractor's performance or non-performance under this Agreement regardless of the form of the action (whether in contract, tort, warranty or other legal or equitable grounds), will be limited [CIO] breach by such Party and its subcontractors, to [CIO](the [CIO]). Actual, direct damages shall include, by way of example but without limitation, the costs of cover incurred by CES to obtain services which are the same as or substantially similar to the Services, the costs incurred by CES to transition to another provider of information technology services and/or taking some or all of such functions and responsibilities in-house, the difference in the amounts to be paid to ISSC hereunder and the charges to be paid to such other provider and/or the costs of providing such functions and responsibilities in-house, and similar damages.

         The [CIO] shall be [CIO] in any or all of the following three ways:

         1) reduced by the amount of [CIO] actually paid by [CIO] pursuant to [CIO] hereof;
                                     44

         2) as described in [CIO] if the [CIO] set forth in [CIO] is not [CIO] or is [CIO]; and

         3)   if the ASC is adjusted pursuant to [CIO].

    b) In the event ISSC [CIO] to provide the Services in accordance with [CIO], ISSC [CIO] according to the schedule set forth in [CIO] (each, a [CIO]); collectively, the [CIO] ) against the amounts owed to ISSC in respect of the [CIO] following the [CIO] in which the [CIO] was (were) incurred.

    c)   The [CIO] shall not apply to any of the following:

         1) any failure by CES to pay any amounts due and payable but remaining unpaid to ISSC pursuant to the terms of this Agreement;

         2) Losses covered by either Party's obligation to indemnify the other Party under Sections 14.1(a), 14.1(c), 14.1(d), 14.1(e), 14.2(a), 14.2(c), 14.2(d) and 14.2(e), respectively;

         3) Losses incurred by either Party caused by or arising out of the inaccuracy or untruthfulness of the representations and warranties of the other Party contained in this Agreement;

         4) amounts to be [CIO] to [CIO] by [CIO] pursuant to [CIO] in the form [CIO]; and

         5)   Losses arising from a violation of Section 10.0
    Confidentiality/Data Security of this Agreement.

    d) In no event will either Party have any liability whether based on contract, tort (including, without limitation, negligence), warranty or any other legal or equitable grounds, for any damages other than the actual, direct damages described in Section 12.2(a),
    (b) and (c) including without limitation, any other damages constituting:

         1)   loss of interest, profit or revenue of the other Party;
    or

         2) any consequential, indirect, incidental, special, punitive or exemplary damages suffered by the other Party, arising from or related to this Agreement, even if such Party has been advised of the possibility of such losses or damages; provided, however, that this clause will not prevent either Party from recovering accrued but unpaid credits and amounts due under this Agreement.

    e) In no event will ISSC or its subcontractors be liable for any damages if and to the extent caused by CES's failure to perform its responsibilities, nor shall CES or its subcontractors be liable for any damages if and to the extent caused by any failure to perform by ISSC or its subcontractors.
                                     45

    13. 0     Remedies

    If ISSC's provision of the Services is such that ISSC would otherwise owe CES a [CIO], CES may, at its option:

    a)   seek [CIO] subject to the limitations specified in Section
    12.2; or

    b) recover as [CIO] the [CIO]; provided, however, CES may [CIO], which are related to [CIO] under Sections 11.5 and 11.6, received from ISSC hereunder within [CIO] after CES's receipt thereof and seek in lieu thereof [CIO].

    If [CIO] does not return a [CIO] prior to the end of such [CIO] period, [CIO] recovery of the [CIO] shall constitute acknowledgement of [CIO] of full satisfaction of any claim by [CIO] that [CIO] has [CIO] its obligations under this Agreement with respect to such event or said events giving rise to the applicable [CIO].

    13.1 Warranty

    13.2 Work Standards

    ISSC represents and warrants that:

    a) it has [CIO], rights and [CIO] to provide and perform the Services; and

    b) it has [CIO] and [CIO] the Services or [CIO] that are [CIO] to the Services for other customers.

    CES represents that:

    a) CES is authorized to permit ISSC access to and use of the CES Facilities and ISSC is performing a portion of the Services for CES at the CES Facilities at CES's request; and

    b) if the CES Facilities are found not to be in compliance with all material applicable federal, state and local environmental laws regarding hazardous substances by an applicable governmental regulatory authority, ISSC may remove the ISSC Project Executive from the CES Facility until such noncompliance is remedied.

    13.3 Ownership of CES-Retained Machines

    CES represents that CES is either the owner of each CES-Retained Machine or is authorized by its owner to include it under this Agreement.

    13.4 Noninfringement

    The Parties represent and warrant that they will perform their responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, trade secret, copyright or other proprietary right of any third party. Notwithstanding this provision
                                     46
    or any other provision
    in this Agreement, CES makes no warranty or representation with respect to any claims for such infringement or misappropriation by virtue of its compliance with obligations herein to provide ISSC access to, use of or benefits of the software licenses, leases and related contracts prior to receiving the necessary Required Consents.

    13.5 Compliance with Obligations

    Each Party represents and warrants that its entry into this Agreement does not violate or constitute a breach of any of its contractual obligations with third parties. Notwithstanding this provision or any other provision in this Agreement, CES makes no warranty or representation with respect to any claims for violation or breach of any of its contractual obligations by virtue of its compliance with obligations herein to provide ISSC use of the objects of such arrangements prior to receiving the necessary Required Consents.

    13.6 Disclaimer

    a) ISSC does not warrant the accuracy of any advice, report, data or other product delivered to CES to the extent any inaccuracies are caused by data and/or Software provided by CES, and such products are delivered AS IS, and ISSC shall not be liable for any inaccuracy thereof. ISSC will promptly notify CES of any such inaccuracies of which ISSC becomes aware and the cause therefore and will provide reasonable assistance to CES to remedy the problem.

    b) Subject to the obligations of ISSC contained in this Agreement and the Supplement and Schedules referenced herein, ISSC does not assure uninterrupted or error-free operation of the ISSC Machines.

    c)   EXCEPT AS PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER
    EXPRESS WARRANTIES AND THERE ARE NO IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

    13.7 Disabling Code

    Each Party represents and warrants that, without the prior written consent of the other Party, it will not insert into the Software any code which would have the effect of disabling or otherwise shutting down all or any portion of the Services. Each Party further represents and warrants that, with respect to any disabling code that may be part of the Software, it will not invoke such disabling code at any time, including upon expiration or termination of this Agreement for any reason, without the other Party's prior written consent.

    13.8 Authorization and Enforceability

    Each Party hereby represents that:

    a) it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;
                                     47

    b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of each Party; and

    c) this Agreement has been duly executed and delivered by such Party and (assuming the due authorization, execution and delivery hereof by the other Party) is a valid and binding obligation of such Party, enforceable against it in accordance with its terms.

    13.9 Regulatory and Corporate Proceedings

    Each Party agrees to obtain all necessary regulatory approvals applicable to its business, obtain any necessary permits, and comply with any regulatory requirement applicable to the performance of the Services.

    14.0 Indemnities

    14.1 Indemnity by ISSC

    ISSC agrees to indemnify, defend and hold CES, its Affiliates and their respective officers, directors, employees, agents, successors and assigns harmless, in accordance with the procedures described in Section 14.6 from and against any and all Losses incurred by CES, caused by, arising from or in connection with:

    a) any Claims of infringement made against CES of any United States letters patent, or any copyright, trademark, service mark, trade name, trade secret or similar proprietary rights conferred by contract or by common law or by any law of the United States or any state, alleged to have occurred because of equipment, systems, products or other resources or items provided to CES by ISSC; provided, however, that ISSC will have no obligation with respect to any Losses to the extent the same are caused by, arise out of or arise in connection with CES's modification of a program or a machine or CES's combination, operation or use with devices, data or programs not furnished by ISSC or its subcontractors;

    b) the inaccuracy or untruthfulness of any representation or warranty made by ISSC under this Agreement;

    c) any amounts, including but not limited to taxes, interest and penalties assessed against CES which are obligations of ISSC pursuant to Section 7.7;

    d) personal injuries, death or damage to tangible personal or real property of third parties, including employees of ISSC, its contractors or subcontractors; provided, however, that ISSC will have no obligation with respect to any Losses, under this part, to the extent the same are caused by, arise out of or arise in connection with the negligence of CES;

    e) any Claims by third parties arising out of or resulting from the failure to obtain any [CIO] as of the Commencement Date and applicable to [CIO], where CES has used commercially reasonable efforts to obtain such [CIO] and
                                     48

    f) notwithstanding anything to the contrary contained in [CIO] hereof, any amounts that are [CIO]; provided, however, that ISSC shall not be required to indemnify CES for charges incurred under this Section 14.1(f) if:

         1) CES does not cooperate with ISSC to mitigate the charges incurred under this Section 14.1(f) to the same degree CES sought to mitigate such charges prior to the Commencement Date;

         2) After notifying ISSC of the [CIO], CES does not allow ISSC to participate in CES's efforts to mitigate any charges incurred under Section 14.1(f), after being notified in writing of ISSC's desire to so participate;

         3) The charges are incurred under a process and/or during a window of time that is substantially different from those processes and time windows utilized as of the Commencement Date (which the Parties agree to document by a mutually agreed upon date) to the extent that the change in the process or window of time, without ISSC's consent, which will not be unreasonably withheld, causes the charges to be incurred;

         4) The charges are incurred as a result of an [CIO] of this Agreement that occurred more than [CIO] previously for which CES has received a [CIO] and has not elected to return such [CIO] in accordance with Section 13 hereof.

    In the event and to the extent that a Claim is made by an employee of ISSC or its contractors or subcontractors providing Services hereunder against CES, its Affiliates and their respective directors, officers, employees or agents, the intent of this Agreement is that ISSC shall indemnify CES, its directors, officers, employees and agents, to the same extent as if the Claim was made by a non-employee of ISSC or its contractors or subcontractors. Accordingly, in addition to other provisions herein, and in order to render the Parties' intent and this indemnification agreement fully enforceable, ISSC, in an indemnification Claim hereunder, expressly and without reservation waives any defense or immunity it may have under any applicable Workers' Compensation Law(s) or any other statute or judicial decision disallowing or limiting such indemnification and consents to a cause of action for indemnity. Said waiver and consent to indemnification is made irrespective of and specifically waiving, only between the Parties, any defense or immunity under any statute or judicial decision.

    14.2 Indemnity by CES

    CES agrees to indemnify, defend and hold ISSC, its Affiliates and their respective officers, directors, employees, agents, successors and assigns harmless, in accordance with the procedures described in Section 14.6, from and against any and all Losses incurred by ISSC, caused by, arising from or in connection with:

    a) any Claims of infringement made against ISSC of any United States letters patent, or any copyright, trademark, service mark, trade name, trade secret or similar proprietary rights conferred by contract or by common law or by any law of the United States or any state, alleged to have occurred because of equipment, systems, products or other resources or items
                                     49
    provided to ISSC by CES
    hereunder; provided, however, that CES will have no obligation with respect to any Losses to the extent the same are caused by, arise out of, or arise in connection with ISSC's modification of a program or machine or ISSC's combination, operation or use with devices, data or programs not furnished by CES;

    b) the inaccuracy or untruthfulness of any representation or warranty made by CES under this Agreement;

    c) any amounts, including but not limited to taxes, interest and penalties, assessed against ISSC which are obligations of CES pursuant to Section 7.7;

    d) personal injuries, death or damage to tangible personal or real property of third parties, including employees of CES, its contractors and subcontractors; provided however, that CES will have no obligation with respect to any Losses, under this part, to the extent the same are caused by, arise out of or arise in connection with the negligence of ISSC or its contractors or subcontractors; and

    e) any Claim by third parties arising out of or in connection with CES's disposition of the [CIO] pursuant to Section [CIO].

    In the event and to the extent that a Claim is made by an employee of CES against ISSC or its contractors or subcontractors, its Affiliates and their respective directors, officers, employees and agents, the intent of this Agreement is that CES shall indemnify ISSC, its directors, officers, employees and agents, to the same extent as if the Claim was made by a non-employee of CES or its contractors or subcontractors.. Accordingly, in addition to other provisions herein, and in order to render the Parties' intent and this indemnification agreement fully enforceable, CES, in an indemnification Claim hereunder, expressly and without reservation waives any defense or immunity it may have under any applicable Workers' Compensation Law(s) or any other statute or judicial decision disallowing or limiting such indemnification and consents to a cause of action for indemnity. Said waiver and consent to indemnification is made irrespective of and specifically waiving, only between the Parties, any defense or immunity under any statute or judicial decision.

    14.3 Employment Actions

    It is understood and agreed that ISSC shall be solely and exclusively responsible for personnel decisions (including hiring, promotions, training, compensation, evaluation, discipline, and discharge) affecting ISSC's employees, contractors and agents except as specified in Section 4.1. CES shall be solely and exclusively responsible for personnel decisions (including hiring, promotion, training, compensation, evaluation, discipline and discharge) affecting CES's employees, contractors, and agents.

    14.4 Cross Indemnity and Contribution

    Each Party agrees to contribute to the amount paid or payable by the other Party for any and all Losses for which such Party is legally liable and in proportion to such Party's comparative fault in causing such Losses, arising in favor of any person, corporation or other entity, including the Parties hereto and their employees, contractors and agents, on account of personal injuries, death or damage to tangible personal or real property in any way incident to, or in connection with or arising out of:

    a)   this Agreement;
                                     50

    b)   the Services provided by ISSC hereunder;

    c) the presence of such Party, its employees, contractors or agents on the premises of the other Party; or

    d) the act or omission of such Party, its employees, contractors or agents.

    14.5 Exclusive Remedy

    The indemnification rights of each Indemnified Party for third party Claims pursuant to Sections 14.1, 14.2, 14.3 or 14.4, together with the Indemnified Party's right to recover any and all Losses under this Agreement or otherwise caused by, arising out of or arising in connection with the event or facts that give rise to such indemnification right, shall be the exclusive remedy of such Indemnified Party with respect to each such third party Claim to which such indemnification relates.

    14.6 Indemnification Procedures

    a) If any civil, criminal, administrative or investigative action or proceeding is commenced or threatened (any of the above being a "Claim") against any Party entitled to indemnification under Sections 14.1, 14.2 or 14.3 (an "Indemnified Party") written notice thereof shall be given to the Party that is obligated to provide indemnification under such Sections (the "Indemnifying Party") as promptly as practicable but in all events, within a period that will not prejudice the rights of the Indemnifying Party under this Agreement or to defend the Claim. After such notice, if the Indemnifying Party shall acknowledge in writing to such Indemnified Party that this Agreement applies with respect to such Claim, then the Indemnifying Party shall be entitled, if it so elects, in a written notice delivered to the Indemnified Party not fewer than [CIO] prior to the date on which a response to such Claim is due or such lesser period as is reasonable given the nature of the Claim and the notice and response time permitted by law or the facts and circumstances, to take control of the defense and investigation of such Claim and to employ and engage attorneys of its sole choice to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such Claim and any appeal arising therefrom. No settlement of a Claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party, which consent will not be unreasonably withheld.

    b) After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that Claim. If the Indemnifying Party does not promptly assume full control over and diligently pursue the defense of a Claim subject to such defense as provided in this Section 14.6, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend, settle or otherwise resolve the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party, provided, however, any settlement of the Claim shall require the consent of the Indemnifying Party which consent shall not be unreasonably withheld.
                                     51

    15. 0     Insurance and Risk of Loss

    15.1 ISSC Insurance

    During the Term of this Agreement, ISSC and any ISSC contractor and subcontractor shall maintain and keep in force, at its own expense, the following minimum insurance coverages and minimum limits:

    a) Workers' Compensation Insurance, the statutory limits as required by the various laws and regulations applicable to the employees of ISSC or any ISSC contractor or subcontractor.

    b) Employer's Liability Insurance, for employee bodily injuries and deaths, with a limit of [CIO] each accident.

    c) Comprehensive or Commercial General Liability Insurance, covering claims for bodily injury, death and property damage, including Premises and Operations, Independent Contractors, Products and Completed Operations, Personal Injury, Contractual, and Broad-form Property Damage liability coverages, with limits as follows:

         1) Occurrence/Aggregate Limit of [CIO] for bodily injury, death and property damage each occurrence of [CIO] general aggregate; or

         2)   Split liability limits of:

              (a)  [CIO] for bodily injury per person;

              (b)  [CIO] for bodily injury per occurrence;

              (c)  [CIO] for property damage.

    d) Comprehensive Automobile Liability Insurance, covering owned, non-owned and hired vehicles, with limits as follows:

         1) Combined Single Limit of [CIO] for bodily injury, death and property damage per occurrence; or

         2)   Split liability limits of:

              (a)  [CIO] for bodily injury per person;

              (b)  [CIO] for bodily injury per occurrence;

              (c)  [CIO] for property damage.

    e) All-Risk Property Insurance, on a replacement cost basis, covering the real property of ISSC which ISSC is obligated to insure by this Agreement. Such real property may include buildings, equipment, furniture, fixtures and supply inventory.

    All such policies of insurance of ISSC and its contractors and subcontractors shall provide that the same shall not be canceled nor the coverage modified nor the limits changed without first [CIO]
                                     52
    prior written notice thereof to CES. No such cancellation, modification or change shall affect ISSC's obligation to maintain the insurance coverages required by this Agreement.

    ISSC shall be responsible for payment of any and all deductibles from insured claims under its policies of insurance. The coverage afforded under any insurance policy obtained by ISSC pursuant to this Agreement shall be primary coverage regardless of whether or not CES has similar coverage.

    ISSC or its contractors and subcontractors shall not perform under this Agreement unless and until certificates of such insurance, including renewals thereof, have been delivered to and approved by CES.

    ISSC shall have the right to self-insure any of the insurance coverages required by this Agreement upon prior written notification to CES. Unless previously agreed to in writing by CES, ISSC's contractors and subcontractors shall comply with the insurance requirements herein. The minimum limits of coverage required by this Agreement may be satisfied by a combination of primary and excess or umbrella insurance policies.

    If ISSC or its contractors or subcontractors shall fail to comply with any of the insurance requirements herein, upon written notice to ISSC by CES, CES may, without any obligation to do so, procure such insurance and ISSC shall pay CES the cost thereof plus a reasonable administrative fee as designated by CES.

    The maintenance of the insurance coverages required under this Agreement shall in no way operate to limit the liability of ISSC to CES under the provisions of this Agreement.

    15.2 CES Insurance

    During the Term of this Agreement, CES shall maintain and keep in force, at its own expense, the following minimum insurance coverages and minimum limits:

    a) Workers' Compensation Insurance, with statutory limits as required by the various laws and regulations applicable to the employees of CES.

    b) Employer's Liability Insurance, for employee bodily injuries and deaths, with a limit of [CIO] each accident.

    c) Comprehensive or Commercial General Liability Insurance, covering claims for bodily injury, death and property damage, including Premises and Operations, Independent Contractors, Products and Completed Operations, Personal Injury, Contractual, and Broad-form Property Damage liability coverages, with limits as follows:

         1) Occurrence/Aggregate Limit of [CIO] for bodily injury, death and property damage each occurrence and [CIO] general aggregate; or

         2)   Split liability limits of:

              (a)  [CIO] for bodily injury per person;

              (b)  [CIO] for bodily injury per occurrence;
                                     53

              (c)  [CIO] for property damage.

    d) Comprehensive Automobile Liability Insurance, covering owned, non-owned and hired vehicles, with limits as follows:

         1) Combined Single Limit of [CIO] for bodily injury, death and property damage per occurrence; or

         2)   Split liability limits of:

              (a)  [CIO] for bodily injury per person;

              (b)  [CIO] for bodily injury per occurrence;

              (c)  [CIO] for property damage.

    e) All-Risk Property Insurance, on a replacement cost basis, covering the real property of CES which CES is obligated to insure by this Agreement. Such real property may include buildings, equipment, furniture, fixtures and supply inventory.

    All such policies of insurance of CES shall provide that the same shall not be canceled nor the coverage modified nor the limits changed without first giving [CIO] prior written notice thereof to ISSC. No such cancellation, modification or change shall affect CES's obligation to maintain the insurance coverages required by this Agreement.

    CES shall be responsible for payment of any and all deductibles from insured claims under its policies of insurance. The coverage afforded under any insurance policy obtained by CES pursuant to this Agreement shall be primary coverage regardless of whether or not ISSC has similar coverage.

    CES shall not perform under this Agreement unless and until certificates of such insurance, including renewals thereof, have been delivered to and approved by ISSC.

    CES shall have the right to self-insure any of the insurance coverages required by this Agreement upon prior written notification to ISSC. The minimum limits of coverage required by this Agreement may be satisfied by a combination of primary and excess or umbrella insurance policies.

    If CES shall fail to comply with any of the insurance requirements herein, upon written notice to CES by ISSC, ISSC may, without any obligation to do so, procure such insurance and CES shall pay ISSC the cost thereof plus a reasonable administrative fee as designated by ISSC.

    The maintenance of the insurance coverages required under this Agreement shall in no way operate to limit the liability of CES to ISSC under the provision of this Agreement.

    15.3 Risk of Property Loss

    CES is responsible for risk of loss of, or damage to, the CES-Retained Machines and other CES property regardless of where located, and loss or damage to software on the CES-Retained Machines or any Software in CES's possession at the time of such loss or damage. ISSC is responsible for risk of loss of, or damage to, the ISSC Machines and other ISSC property regardless of where located, and loss or damage to Software in ISSC's possession at the time of such loss or damage.
                                     54

    15.4 Mutual Waiver of Subrogation

    a) To the extent permitted by law, ISSC and its contractors and subcontractors hereby waive their rights of subrogation against CES, its directors, officers, employees and agents for any loss or damage to the Machines and other tangible real property of ISSC, its contractors and subcontractors resulting from operations in connection with this Agreement. Each property insurance policy of ISSC and its contractors and subcontractors shall be endorsed to provide a waiver of any and all rights of subrogation against CES, its directors, officers, employees and agents for loss resulting from operations in connection with this Agreement.

    b) To the extent permitted by law, CES, its directors, officers, employees and agents hereby waive their rights of subrogation against ISSC and its contractors and subcontractors for any loss or damage to the Machines and other tangible real property of CES, its directors, officers, employees and agents resulting from operations in connection with this Agreement.

    16. 0     Publicity

    Each Party will submit to the other all advertising, written sales promotion, press releases and other publicity materials relating to this Agreement in which the other Party's name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising, sales promotion, press releases, or publicity materials without prior written approval of the other Party. However, either Party may include the other Party's name and a factual description of the work performed under this Agreement on employee bulletin boards, in its list of references and in the experience section of proposals to third parties, in internal business planning documents and in its annual report to stockholders, and whenever required by reason of legal, accounting or regulatory requirements.

    17. 0     Review Committee and Dispute Resolution

    17.1 Joint Advisory Committee

    ISSC and CES agree to create a Joint Advisory Committee consisting of two people of the following titles from each Party:

    ISSC

         1)   Director, Cross-Industry Applications and Business
    Services

         2)   ISSC Project Executive

    CES

         1)   Vice-President, Technology

         2)   CES Project Executive

    The Joint Advisory Committee will:

    a)   conduct quarterly reviews of the progress of the Services;
                                     55

    b) annually review the operating and strategic plans prepared by the Project Executives;

    c) review, on an annual basis, performance objectives and measurements;

    d)   provide advice and direction on technology changes; and

    e)   resolve disputes between the Parties.

    17.2 Dispute Resolution

    a) Any dispute between the Parties either with respect to the interpretation of any provision of this Agreement or with respect to the performance by ISSC or by CES hereunder shall be resolved as specified in this Section 17.2, as follows:

         1) Upon the written request of either Party, each of the Parties will appoint a designated representative who does not devote substantially all of his or her time to performance under this Agreement, whose task it will be to meet for the purpose of endeavoring to resolve such dispute.

         2) The designated representatives shall meet as often as necessary to gather and furnish to the other all information with respect to the matter in issue which is appropriate and germane in connection with its resolution.

         3) Such representatives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding relating thereto.

         4) During the course of such negotiation, all reasonable requests made by one Party to the other for nonprivileged information reasonably related to this Agreement, will be honored in order that each of the Parties may be fully advised of the other's position.

         5) The specific format for such discussions will be left to the discretion of the designated representatives but may include the preparation of agreed upon statements of fact or written statements of position furnished to the other Party.

    b) If the designated representatives cannot resolve the dispute, then the dispute shall be escalated to the President of CES and the President of ISSC, for their review and resolution. If the dispute cannot be resolved by such officers, then the Parties may initiate formal proceedings; however, formal proceedings for the judicial resolution of any such dispute may not be commenced until the earlier of:

         1) the designated representatives, concluding in good faith that amicable resolution through continued negotiation of the matter in issue does not appear likely; or

         2) [CIO] after the initial request to negotiate such dispute; or

         3) [CIO] before the statute of limitations governing any cause of action relating to such dispute would expire;

    provided, however, that the pendency of this dispute resolution procedure shall not prevent either Party from seeking equitable relief with respect to a dispute prior to such period.
                                     56

    17.3 Continued Performance

    Both Parties agree to continue performing their respective obligations under this Agreement while any dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions hereof.

    18. 0     General

    18.1 Control of Services

    a) This Agreement shall not be construed as constituting either Party as partner of the other or to create any other form of legal association that would impose liability upon one Party for the act or failure to act of the other or as providing either Party with the right, power or authority (express or implied) to create any duty or obligation of the other Party.

    b) Each Party shall be responsible for the management, direction and control of its employees and such employees shall not be employees of the other Party.

    18.2 Right to Perform Services for Others

    Each Party recognizes that ISSC personnel providing Services to CES under this Agreement may perform similar services for others and this Agreement shall not prevent ISSC from using the personnel and equipment provided to CES under this Agreement for such purposes subject only to the restrictions set forth in Sections 4.1, 4.3 and
    10. ISSC may perform its obligations through its subsidiaries, Affiliates or through the use of ISSC-selected independent contractors; provided, however, that ISSC shall not be relieved of its obligations under this Agreement by use of such subsidiaries, Affiliates, or subcontractors.

    18.3 Scope of Services

    The Services provided under this Agreement are for ISSC Machines and facilities located within the United States, Puerto Rico or Guam.

    18.4 Amendments and Revisions

    No changes or modifications to this Agreement, its Supplement and Schedules may be made orally, but only by a written amendment or revision signed by both Parties.

    18.5 Force Majeure

    a) Neither Party shall be liable for any default or delay in the performance of its obligations hereunder if and to the extent such default or delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions in the United States, strikes, lockouts, or labor difficulties (other than in the case of ISSC, strikes, lockouts or labor difficulties initiated by ISSC's employees or, in the case of CES, strikes, lockouts, or labor difficulties initiated by CES's or its subcontractor's employees), or any other similar cause beyond the reasonable control of such Party (individually, each being a "Force Majeure Event"); provided such Force Majeure Event could not have been prevented by reasonable precautions and cannot
                                     57
    reasonably be
    circumvented by the nonperforming Party through the use of alternate sources, work-around plans or other means.

    b) In such event, the nonperforming Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance will immediately notify the other by telephone (to be confirmed in writing within [CIO] of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay.

    c) This Section 18.5 does not limit or otherwise affect ISSC's obligation to provide Disaster Recovery services in accordance with Schedule G in the event that Site 1 and Site 2 simultaneously experience conditions that cause such Disaster Recovery services to be invoked, or if (1) prior to the scheduled inception of the provision of Services from Site 2 or, (2) if CES does not elect to implement Site 2, in the event that Site 1 experiences such conditions.

    d) If ISSC materially breaches its obligations to provide Disaster Recovery Services in accordance with Schedule G, CES may terminate this Agreement pursuant to Section 11.5 without regard to the cure periods, provided that CES gives ISSC written notice of termination within [CIO] of the alleged breach. Nothing in this subsection shall be deemed to otherwise limit CES's right to terminate pursuant to Section 11.5 subject to the cure periods stated therein.

    18.6 Nonperformance

    Except as otherwise provided in this Agreement, to the extent any nonperformance by either Party of its nonmonetary obligations under this Agreement results from or is caused by the other Party's failure to perform its nonmonetary obligations under this Agreement, such nonperformance shall be excused.

    18.7 Remarketing

    CES may not remarket all or any portion of the Services provided under this Agreement, or make all or any portion of the Services available to any party, without the prior written consent of ISSC; provided, however, CES may [CIO] subject to the following limitations:

    a)   CES shall independently [CIO];

    b)   CES does not utilize ISSC's [CIO];

    c)   CES discloses to its [CIO];
                                     58

    d) CES will seek ISSC's approval of a potential [CIO] prior to CES's initiating [CIO] for such [CIO], which approval shall only be withheld pursuant to ISSC's contractual obligations to its [CIO] and which approval ISSC shall use commercially reasonable efforts to timely obtain for CES;

    e) if CES's activities for an [CIO] cause ISSC to fail to meet a Minimum Service Level, ISSC shall be excused from such failure to the extent ISSC demonstrates that the failure was caused by such [CIO] activities; and

    f) if ISSC incurs incremental costs in connection with any such [CIO] of the [CIO], such costs will be treated as a New Service in accordance with Section 7.6 hereof.

    Nothing herein may be construed to limit or hinder CES from (i) marketing, selling or performing its employee services to and for its customers and/or (ii) from providing any portion of the Services to its Affiliates.

    18.8 Waiver

    No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.

    18.9 Severability

    If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the original intentions of the Parties as nearly as possible in accordance with applicable law(s).

    18.10     Limitations Period upon Termination

    Neither Party may bring an action, regardless of form, arising out of this Agreement more than [CIO] after the cause of action has arisen or the date such cause of action was or should have been discovered.

    18.11     Counterparts

    This Agreement shall be executed in duplicate counterparts. Each such counterpart shall be an original.

    18.12     Governing Law

    This Agreement shall be governed by the laws of the State of
    Georgia as such laws are applied to contracts which are entered into and performed entirely within the State of Georgia.
                                     59

    18.13     Binding Nature and Assignment

    This Agreement will be binding on the Parties and their respective successors and permitted assigns. For purposes of this Agreement, a "Change of Control" of a Party or a merger of a Party or a sale of all or substantially all of the assets of a Party shall not be deemed a prohibited assignment of this Agreement; provided, however, in the case of a purchase of all or substantially all of the assets of a Party, the purchasing entity must be at least as credit worthy as the Party was as of the Commencement Date. Further, the Party must assign this Agreement in writing to the entity purchasing the assets, and the Party shall be released from all obligations and liability hereunder upon the execution by the entity purchasing the assets of a full and unconditional assumption of all obligations of the Party under this Agreement without further modification or amendment to this Agreement.

    Except as provided in the first paragraph of this Section 18.13, neither Party may, or will have the power to, assign this Agreement without the prior written consent of the other, except that either Party may assign its rights and obligations under this Agreement, without the approval of the other, to an Affiliate which expressly assumes such Party's obligations and responsibilities hereunder, provided that the assigning Party remains fully liable for and shall not be relieved from the full performance of all obligations under this Agreement.

    Any attempted assignment that does not comply with the terms of this Section 18.13 shall be null and void. Any Party assigning its rights or obligations to an Affiliate in accordance with this Agreement shall, within three business days of such assignment, provide written notice thereof to the other Party together with a copy of the assignment document.

    18.14     Notices

    a) Under this Agreement whenever one Party is required or permitted to give notice to the other, such notice will be in writing unless otherwise specifically provided herein and will be deemed given when delivered in hand, [CIO] after being given to an express courier with a reliable system for tracking delivery, or [CIO] after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, or when sent by facsimile and thereafter delivered by one of the foregoing methods of delivery.

    b)   Notifications will be addressed as follows:

         1)   For termination, breach or default, notify:

              In the case of ISSC:

              ISSC Project Executive
              300 Embassy Row
              Atlanta, Georgia 30328
              Facsimile: 404-353-2099
                                     60

              with a courtesy, but not legally required, copy to:

              ISSC General Counsel
              44 South Broadway
              White Plains, New York 10601
              Facsimile: 914-288-1167

              In the case of CES:

              CES Director of Data Services
              300 Embassy Row
              Atlanta, Georgia  30328
              Facsimile: 404-353-2099

              with a courtesy, but not legally required, copy to:

              CES General Counsel
              8100 34th Avenue South
              Minneapolis, Minnesota 55425-1640
              Facsimile: 612-853-4555

         2)   For all other notices:
              In the case of ISSC:
              ISSC Project Executive
              300 Embassy Row
              Atlanta, Georgia 30328
              Facsimile: 404-353-2099

              In the case of CES:

              CES Director of Data Services
              300 Embassy Row
              Atlanta, Georgia 30328
              Facsimile: 404-353-2099

    Either Party hereto may from time to time change its address for notification purposes by giving the other prior written notice of the new address and the date upon which it will become effective.

    18.15     No Third Party Beneficiaries

    Except as specified in Sections 10 and 15 with respect to either Party's contractors or subcontractors, the Parties do not intend, nor will any clause be interpreted, to create for any third party any obligations to or benefit from either ISSC or CES.
                                     61

    18.16     Other Documents

    On or after the Commencement Date and the date(s) of any amendments or revisions hereto and at the request of the other Party, each Party shall furnish to the other such certificate of its Secretary, certified copy of resolutions of its Board of Directors, or opinion of its counsel as shall evidence that this Agreement or any amendment or revision hereto has been duly executed and delivered on behalf of such Party.

    18.17     Consents and Approvals

    The Parties agree that in any instance where consent, approval or agreement is required of a Party in order for the other Party to perform under or comply with the terms and conditions of this Agreement, then such Party will not unreasonably withhold or delay such consent, approval or agreement and where consent, approval or agreement cannot be provided, the Party shall notify the other Party in a timely manner.

    18.18     Headings

    All headings herein and the table of contents are not to be considered in the construction or interpretation of any provision of this Agreement. This Agreement was drafted with the joint participation of both Parties and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning thereof. In the event of any apparent conflicts or inconsistencies between this Agreement or any Supplements, Schedules, Exhibits or other Attachments to this Agreement, to the extent possible such provisions shall be interpreted so as to make them consistent, and if such is not possible, the provisions of this Agreement shall prevail.
                                     62

    THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AGREEMENT, 2) THE SUPPLEMENT, AND
    3) THE SCHEDULES, INCLUDING THOSE MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES, RELATING TO THE SUBJECT MATTERS DESCRIBED IN THIS AGREEMENT.

    Accepted by:                             Accepted by:
    Integrated Systems Solutions             Ceridian Corporation
    Corporation

    By: /s/K. R. Johnson                     By: /s/Kenneth Weber
    Authorized Signature                     Authorized Signature
    Date January 10, 1995                    Date January 10, 1995
                                     63


  ISSC / Ceridian Corporation

  Agreement for Information Technology Services
  -----------------------------------------------------------------------------

                                  Supplement to
                  Agreement for Information Technology Services
  Name and Address of Customer:                Customer No.: 8098415
     Ceridian Corporation
     300 Embassy Row
     Atlanta, Georgia 30328
  ISSC Project Office Address:                  ISSC Project Office No.:
     ISSC Project Executive
     44 South Broadway
     White Plains, New York 10601
  Commencement Date: January 1, 1995
  Term End Date:      December 31, 2004
                                    Contract Year
                                    _____________
                           1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
                            1/1-   1/1-   1/1-   1/1-   1/1-   1/1-   1/1-   1/1-   1/1-   1/1-
                           12/31  12/31  12/31  12/31  12/31  12/31  12/31  12/31  12/31  12/31
                           _____ ______ ______ ______ ______ ______ ______ ______ ______ ______
  ANNUAL SERVICES CHARGE   Confidential treatment has been requested.
  (K$)
  CAPACITY RATES
  CPU                      Confidential treatment has been requested.
  ($ per MIPS)
  DASD                     Confidential treatment has been requested.
  ($ per gigabyte)
  SITE 2 CREDITS           Confidential treatment has been requested.
  ($ per Month)
  ADDITIONAL RESOURCE CHARGE RATES
  Tape Utilization         Confidential treatment has been requested.
  ($ per tape mount)
  Tape Library             Confidential treatment has been requested.
  ($ per tape stored)
  Tape Transfer            Confidential treatment has been requested.
  ($ per tape transfer)
  Tape Vaulting            Confidential treatment has been requested.
  ($ per tape stored in vault)
  TERMINATION CHARGE
  ($ in Millions)
  Convenience
    Option 1               Confidential treatment has been requested.
    Option 2               Confidential treatment has been requested.
  Change of Control
    Option 1               Confidential treatment has been requested.
    Option 2               Confidential treatment has been requested.

  NOTE Credits for cancellation of Site 2 will begin in (Confidential treatment has been requested)








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  ISSC/CES Confidential            Supplement                       Page 1 of 3
  cessup



                                  Supplement to
                  Agreement for Information Technology Services


                                Monthly Baselines
                                _________________

                                      Months
                                      ______
          JAN    FEB    MAR    APR    MAY    JUN    JUL    AUG    SEP    OCT    NOV    DEC
          ___    ___    ___    ___    ___    ___    ___    ___    ___    ___    ___    ___

YEAR                 Tape Utilization (# of Mounts)
1995   Confidential treatment has been requested.
1996   Confidential treatment has been requested.
1997   Confidential treatment has been requested.
1998   Confidential treatment has been requested.
1999   Confidential treatment has been requested.
2000   Confidential treatment has been requested.
2001   Confidential treatment has been requested.
2002   Confidential treatment has been requested.
2003   Confidential treatment has been requested.
2004   Confidential treatment has been requested.

YEAR                 Tape Library (# of Tapes Stored)
1995   Confidential treatment has been requested.
1996   Confidential treatment has been requested.
1997   Confidential treatment has been requested.
1998   Confidential treatment has been requested.
1999   Confidential treatment has been requested.
2000   Confidential treatment has been requested.
2001   Confidential treatment has been requested.
2002   Confidential treatment has been requested.
2003   Confidential treatment has been requested.
2004   Confidential treatment has been requested.

YEAR      Tape Transfer (Aggregate # of Tapes Logged In and Out)
1995    Confidential treatment has been requested.
1996    Confidential treatment has been requested.
1997    Confidential treatment has been requested.
1998    Confidential treatment has been requested.
1999    Confidential treatment has been requested.
2000    Confidential treatment has been requested.
2001    Confidential treatment has been requested.
2002    Confidential treatment has been requested.
2003    Confidential treatment has been requested.
2004    Confidential treatment has been requested.

YEAR   Tape Vaulting (Aggregate # of Tapes Sent to/Received from Vault Storage)
1995    Confidential treatment has been requested.
1996    Confidential treatment has been requested.
1997    Confidential treatment has been requested.
1998    Confidential treatment has been requested.
1999    Confidential treatment has been requested.
2000    Confidential treatment has been requested.
2001    Confidential treatment has been requested.
2002    Confidential treatment has been requested.
2003    Confidential treatment has been requested.
2004    Confidential treatment has been requested.




                                January 10, 1995
  ISSC/CES Confidential            Supplement                       Page 2 of 3
  cessup



                                  Supplement to
                  Agreement for Information Technology Services

                                  Capacity Plan
                                  _____________

                                      Months
                                      ______
          JAN    FEB    MAR    APR    MAY    JUN    JUL    AUG    SEP    OCT    NOV    DEC
          ___    ___    ___    ___    ___    ___    ___    ___    ___    ___    ___    ___

YEAR                       Host CPU  (Installed MIPS)
1995     Confidential treatment has been requested.
1996     Confidential treatment has been requested.
1997     Confidential treatment has been requested.
1998     Confidential treatment has been requested.
1999     Confidential treatment has been requested.
2000     Confidential treatment has been requested.
2001     Confidential treatment has been requested.
2002     Confidential treatment has been requested.
2003     Confidential treatment has been requested.
2004     Confidential treatment has been requested.

YEAR                     DASD  (Installed Gigabytes)
1995    Confidential treatment has been requested.
1996    Confidential treatment has been requested.
1997    Confidential treatment has been requested.
1998    Confidential treatment has been requested.
1999    Confidential treatment has been requested.
2000    Confidential treatment has been requested.
2001    Confidential treatment has been requested.
2002    Confidential treatment has been requested.
2003    Confidential treatment has been requested.
2004    Confidential treatment has been requested.


                                   Disaster Recovery Options
                                   _________________________

Confidential treatment has been requested.  (Effective July 1, 1997 through end of Term)
($ per month)
ADDITIONAL TEST PERIOD
($ per test)
 Confidential treatment has been requested.
 Confidential treatment has been requested.


















                                January 10, 1995
  ISSC/CES Confidential            Supplement                       Page 3 of 3
  cessup


  ISSC / Ceridian Corporation

  Agreement for Information Technology Services
  -----------------------------------------------------------------------------




                                  Schedules to
                  Agreement for Information Technology Services




     SCHEDULE A     -    Applications Software
     SCHEDULE B     -    Systems Software
     SCHEDULE C     -    CES-Retained Machines
     SCHEDULE D     -    ISSC Machines
     SCHEDULE E     -    Support Services, Performance Standards and
                         Operational Responsibilities
     SCHEDULE F     -    Procedures Manual Table of Contents
     SCHEDULE G     -    Disaster Recovery Services
     SCHEDULE H     -    Implementation Plan
     SCHEDULE I     -    Operations Help Desk
     SCHEDULE J     -    ISSC Charges, Measures of Utilization and
                         Financial Responsibilities
     SCHEDULE K     -    Application Installation Standards
     SCHEDULE L     -    Security Procedures
     SCHEDULE M     -    Confidential Information Categories





















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





                                January 10, 1995
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  ISSC / Ceridian Corporation
  Agreement for Information Technology Services
  -----------------------------------------------------------------------------

                                   Schedule A
                              Applications Software

  ITEM                   APPLICATION                 RESPONSIBILITY
  NO.     VENDOR       NAME/DESCRIPTION    OPER    FIN    MAINT    DEV    LIC

  1.   CES             Signature 2000      ISSC    CES     CES     CES    CES

  2.   CES             Tesseract V.941     ISSC    CES     CES     CES    CES


  LEGEND:   "OPER" = OPERATE  "FIN" = FINANCIAL  "MAINT" = MAINTENANCE  "DEV" =
  DEVELOPMENT  "LIC" = LICENSEE































                                January 10, 1995
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
  ISSC / Ceridian Corporation
  Agreement for Information Technology Services
  -----------------------------------------------------------------------------

                                   Schedule B
                                Systems Software


  Section B-1
  IBM Systems Software (MVS)

  ITEM                  PROGRAM       SOFTWARE                                             RESPONSIBILITY
  NO. VENDOR               NO.    NAME/DESCRIPTION                                       OPER FIN  MAINT LIC

  1.  IBM               5621-425  3172 INTERCONNECT CONTROLLER                           ISSC ISSC ISSC ISSC
  2.  IBM               5648-063  ACF/NCP V7.01                                          ISSC ISSC ISSC ISSC
  3.  IBM               5655-257  ICKDSF V1                                              ISSC ISSC ISSC ISSC
  4.  IBM               5655-041  ACF/SSP                                                ISSC ISSC ISSC ISSC
  5.  IBM               5655-042  ISPF/PDF                                               ISSC ISSC ISSC ISSC
  6.  IBM               5658-260  EREP V3                                                ISSC ISSC ISSC ISSC
  7.  IBM               5665-279  BTAM V1                                                ISSC ISSC ISSC ISSC
  8.  IBM               5665-311  3270 PC FILE TRANSFER                                  ISSC ISSC ISSC ISSC
  9.  IBM               5665-488  SDSF                                                   ISSC ISSC ISSC ISSC
  10. IBM               5668-949  SMP/E                                                  ISSC ISSC ISSC ISSC
  11. IBM               5685-083  CICS/ESA V3                                            ISSC ISSC ISSC ISSC
  12. IBM               5685-025  TSO/E                                                  ISSC ISSC ISSC ISSC
  13. IBM               5685-111  NETVIEW V2                                             ISSC ISSC ISSC ISSC
  14. IBM               5685-151  AOC/MVS                                                ISSC ISSC ISSC ISSC
  15. IBM               5688-008  ESCON MGR                                              ISSC ISSC ISSC ISSC
  16. IBM               5688-139  TSCF                                                   ISSC ISSC ISSC ISSC
  17. IBM               5695-DF1  DFSMS/MVS/RMM                                          ISSC ISSC ISSC ISSC
  18. IBM               5695-039  RACF V2                                                ISSC ISSC ISSC ISSC
  19. IBM               5695-046  BOOKMGR READ/MVS                                       ISSC ISSC ISSC ISSC
  20. IBM               5695-100  DITTO                                                  ISSC ISSC ISSC ISSC
  21. IBM               5695-117  VTAM V4                                                ISSC ISSC ISSC ISSC
  22. IBM               5695-167  GDDM V3                                                ISSC ISSC ISSC ISSC
  23. IBM               5706-254  QMF V3                                                 ISSC ISSC ISSC ISSC
  24. IBM               5735-HAL  TCP/IP V2                                              ISSC ISSC ISSC ISSC
  25. IBM               5669-962  ASSEMBLER H                                            ISSC ISSC ISSC ISSC
  26. IBM               5695-064  CICS AO                                                ISSC ISSC ISSC ISSC
  27. IBM               5685-DB2  DB2                                                    ISSC ISSC ISSC ISSC
  28. IBM               5688-015  BOOKMASTER                                             ISSC ISSC ISSC ISSC
  29. IBM               5668-958  COBOL II                                               ISSC ISSC ISSC ISSC
  30. IBM               5740-SM1  DFSORT                                                 ISSC ISSC ISSC ISSC
  31. IBM               5771-ABA  FONT-SONORAN SERIF                                     ISSC ISSC ISSC ISSC
  32. IBM               5771-ABC  FONT-P1 & SPECIAL                                      ISSC ISSC ISSC ISSC
  33. IBM               5685-060  INFO/MGMNT                                             ISSC ISSC ISSC ISSC
  34. IBM               5695-MVS  MVS/ESA                                                ISSC ISSC ISSC ISSC
  35. IBM               5756-265  NETVIEW ANO                                            ISSC ISSC ISSC ISSC
  36. IBM               5695-040  PSF                                                    ISSC ISSC ISSC ISSC
  37. IBM               5695-057  SYSTEMVIEW                                             ISSC ISSC ISSC ISSC
  38. IBM               5798-BQH  CICS 3270PC FILE TRANSFER                              ISSC ISSC ISSC ISSC
  39. IBM               5771-ABB  FONT-SONORAN SANS SERIF                                ISSC ISSC ISSC ISSC
  40. IBM               5771-ADB  FONT-APL2                                              ISSC ISSC ISSC ISSC
  41. IBM               5798-DXQ  ICFRU                                                  ISSC ISSC ISSC ISSC
  42. IBM               5685-059  INFO/SYS                                               ISSC ISSC ISSC ISSC
  43. IBM               5695-169  NETVIEW AUTOBRIDGE                                     ISSC ISSC ISSC ISSC
  44. IBM               5668-909  PL/1                                                   ISSC ISSC ISSC ISSC

                                January 10, 1995
  ISSC/CES Confidential            Schedule B                       Page 1 of 4
  cesskdb


                                   Schedule B
                                Systems Software


  Section B-1
  IBM Systems Software (MVS)

  ITEM                  PROGRAM       SOFTWARE                                             RESPONSIBILITY
  NO. VENDOR             NO.      NAME/DESCRIPTION                                       OPER FIN  MAINT LIC

  45. IBM               5685-029  RMF                                                    ISSC ISSC ISSC ISSC
  46. IBM               5688-187  C/370 COMPILER                                         ISSC ISSC ISSC ISSC
  47. IBM               5688-188  C/370 LIBRARY                                          ISSC ISSC ISSC ISSC
  48. IBM               5798-DQD  CACHE RMF REPORTER                                     ISSC ISSC ISSC ISSC
  49. IBM               5775-DNH  CONCAID                                                ISSC ISSC ISSC ISSC
  50. IBM               5798-DZW  DSF/TSO                                                ISSC ISSC ISSC ISSC
  51. IBM               5771-ADT  FONT-MATH & SCIENC                                     ISSC ISSC ISSC ISSC
  52. IBM               5732-071  PASCAL-RUNTIME LIB                                     ISSC ISSC ISSC ISSC
  53. IBM               5688-190  PPFA                                                   ISSC ISSC ISSC ISSC
  54. IBM               5686-191  OGL                                                    ISSC ISSC ISSC ISSC
  55. IBM               5665-307  PMF                                                    ISSC ISSC ISSC ISSC
  56. IBM               5695-047  JES2-MVS/ESA                                           ISSC ISSC ISSC ISSC

  LEGEND:      "OPER"  = OPERATE     "FIN" = FINANCIAL    "MAINT" = MAINTENANCE  "LIC" = LICENSEE



























                                January 10, 1995
  ISSC/CES Confidential            Schedule B                       Page 2 of 4
  cesskdb


                                   Schedule B
                                Systems Software


  Section B-2
  Third Party Systems Software (MVS)

  ITEM                  VERSION       SOFTWARE                                             RESPONSIBILITY
  NO. VENDOR              NO.      NAME/DESCRIPTION                                       OPER FIN MAINT LIC

  1.  ALTAI             CURRENT   ZEKE/ZEBB/GWS JOB SCHEDULER/RERUN RESTART              ISSC CES  CES  CES
  2.  B&B                         STOP-X37 DASD SPACE MANAGER                            ISSC CES  CES  CES
  3.  CANDLE                      OMEGAMON II FOR CICS                                   ISSC ISSC ISSC ISSC
  4.  CANDLE                      OMEGAMON II FOR DB2                                    ISSC ISSC ISSC ISSC
  5.  CANDLE                      OMEGAMON II FOR MVS                                    ISSC ISSC ISSC ISSC
  6.  CANDLE                      OMEGAMON II FOR SMS                                    ISSC ISSC ISSC ISSC
  7.  CANDLE                      OMEGAMON II FOR VTAM                                   ISSC ISSC ISSC ISSC
  8.  CANDLE                      OMEGAVIEW                                              ISSC ISSC ISSC ISSC
  9.  CHICAGO SOFTWARE  CURRENT   MVS/QUICKREF ON-LINE REFERENCE MANUALS                 ISSC CES  CES  CES
  10. CHICAGO SOFTWARE  CURRENT   MVS/SOP ON-LINE STANDARDS & PROCEDURES                 ISSC CES  CES  CES
  11. COMPUWARE         CURRENT   ABEND-AID XLF/DB2 ABEND DEBUG TOOL-BATCH               ISSC CES  CES  CES
  12. COMPUWARE         CURRENT   CICS ABEND-AID/RADAR/DB2 ABEND DEBUG TOOL-CICS         ISSC CES  CES  CES
  13. COMPUWARE         CURRENT   FILE AID MVS/DB2 OPT EXTEND ISPF UTILITIES             ISSC CES  CES  CES
  14. COMPUWARE         CURRENT   PLAYBACK/DB2 OPT TEST DATA CREATOR & GENERATOR         ISSC CES  CES  CES
  15. COMPUWARE         CURRENT   XPEDITER CICS ON-LINE DEBUG TRACE TOOL-CICS            ISSC CES  CES  CES
  16. COMPUWARE         CURRENT   XPEDITER TSO ON-LINE DEBUG TRACE TOOL-BATCH            ISSC CES  CES  CES
  17. LEGENT            CURRENT   ENDEVOR/ACM (AUTOMATED CONFIGURATION MANAGER)          ISSC CES  CES  CES
  18. LEGENT            CURRENT   ENDEVOR/EP EXTERNAL PROCESSORS                         ISSC CES  CES  CES
  19. LEGENT            CURRENT   ENDEVOR/ESI EXTERNAL SECURITY INTERFACE                ISSC CES  CES  CES
  20. LEGENT            CURRENT   ENDEVOR/MVS AUTOMATED SOFTWARE MGT-MVS ENVIRMNT        ISSC CES  CES  CES
  21. LEGENT            CURRENT   ENDEVOR/PDM (PARALLEL DEVLMT MGR)                      ISSC CES  CES  CES
  22. LEGENT            CURRENT   MICS SYSTEM DATA COLLECT, ANALYSIS & REPORT TOOLS      ISSC ISSC ISSC ISSC
  23. LEGENT            02.03.00  XCOM FILE TRANSFER                                     ISSC CES  CES  CES
  24. LEVI, RAY & SHOUP CURRENT   VPS VTAM PRINTER SUPPORT SYSTEM                        ISSC CES  CES  CES
  25. LEVI, RAY & SHOUP CURRENT   VPS/PC & WINDOWS                                       ISSC CES  CES  CES
  26. LEVI, RAY & SHOUP CURRENT   VPS FOR TCPIP                                          ISSC CES  CES  CES
  27. LEVI, RAY & SHOUP CURRENT   VPS ADAPT SNA/DYNACOM                                  ISSC CES  CES  CES
  28. LEVI, RAY & SHOUP CURRENT   VPS VMCF FOR VTAM & CICS                               ISSC CES  CES  CES
  29. MERRILLE          CURRENT   MXG SAS COPY BOOKS FOR SMF                             ISSC ISSC ISSC ISSC
  30. MERRILLE          CURRENT   MXG SAS COPY BOOKS FOR SMF                             ISSC CES  CES  CES
  31. SAS INSTITUTE     CURRENT   SAS BASE REPORT WRITER, SMF ANALLSYS TOOL              ISSC CES  CES  CES
  32. SAS INSTITUTE     CURRENT   REPORT WRITER & GRAPHICS TOOLS FOR SAS                 ISSC CES  CES  CES
  33. STERLING SOFTWARE CURRENT   SUPERTRACS FILE TRANSFER (SNA RJE)                     ISSC CES  CES  CES
  34. ?                           TBD AUTOMATED BALANCING PRODUCT                        ISSC CES  CES  CES
  35. ?                           TBD DB2/DBA DEVELOPMENT TOOLS                          ISSC CES  CES  CES
  36. ?                           TBD REPORT & OUTPUT DISTRIBUTION                       ISSC CES  CES  CES
  37. ?                           TBD REPORT WRITERS                                     ISSC CES  CES  CES
  38. ?                           TBD SESSION MANAGER                                    ISSC CES  CES  CES

  LEGEND:      "OPER"  = OPERATE     "FIN" = FINANCIAL    "MAINT" = MAINTENANCE  "LIC" = LICENSEE


  NOTE ISSC has not performed due diligence on these products and reserves the right to perform due diligence and make appropriate adjustments to the Agreement after CES provides the applicable documentation to ISSC.

  NOTE The actual Software program for this item will be chosen from the CES list (SOFTGRP1.XLS) dated 12/12/94.



                                January 10, 1995
  ISSC/CES Confidential            Schedule B                       Page 3 of 4
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                                   Schedule B
                                Systems Software


  Section B-3
  Systems Software for CES-Retained Machines

  ITEM     VER REV                                     SOFTWARE                           RESPONSIBILITY
  NO. VENDONO. LEV PRODUCT NO.                     NAME/DESCRIPTI                        OPER FIN MAINT LIC

  1.  DEC  0.0  2  ALS-WM-92361-2084               BASE-VMS-25013                        ISSC CES  CES  CES
  2.  DEC  0.0  1  ASP-MS-91312-2                  BOOKBROWSER                           ISSC CES  CES  CES
  3.  DEC  0.0  4  AL2-WM-92339-2272               C                                     ISSC CES  CES  CES
  4.  DEC  0.0  1  BIX-PK-93266-1-CLO-CLOEIS-3800  C                                     ISSC CES  CES  CES
  5.  DEC  0.0  1  BIX-PK-93266-1-CLO-CLOEIS-3817  CDDS-3817                             ISSC CES  CES  CES
  6.  DEC  0.0  1  BIX-PK-93266-1-CLO-CLOEIS-3818  CDD-PLUS8                             ISSC CES  CES  CES
  7.  DEC  0.0  1  BIX-PK-93266-1-CLO-CLOEIS-3819  CDD-PLUS-USER                         ISSC CES  CES  CES
  8.  DEC  0.0  1  BIX-PK-93266-1-CLO-CLOEIS-3820  CDDADMIN0                             ISSC CES  CES  CES
  9.  DEC  0.0  1  BIX-PK-93266-1-CLO-CLOEIS-3821  CDDADMIN-RTO                          ISSC CES  CES  CES
  10. DEC  0.0  1  BIX-PK-93266-1-CLO-CLOEIS-3822  CDDADMIN-USER                         ISSC CES  CES  CES
  11. DEC  0.0  1  AL2-WM-92339-2270               COMMSERVER-BSC                        ISSC CES  CES  CES
  12. DEC  0.0  1  ALS-WM-92339-2269               COMMSERVER-V                          ISSC CES  CES  CES
  13. DEC  0.0  1  ALS-WM-93081-832                DECPS-DC                              ISSC CES  CES  CES
  14. DEC  0.0  1  ALS-WM-93081-833                DECPS-PA                              ISSC CES  CES  CES
  15. DEC  0.0  1  BIX-PK-93266-1-CLO-CLEIS-4017   DECTRACE7                             ISSC CES  CES  CES
  16. DEC  0.0  1  ALJ-WM-92357-764                DMQ-RTO-V                             ISSC CES  CES  CES
  17. DEC  0.0  1  ALS-WM-92339-2274               DVNETEND                              ISSC CES  CES  CES
  18. DEC  0.0  1  BIX-PK-93266-1-CLO-CLEIS-4126   DVNETRTG6                             ISSC CES  CES  CES
  19. DEC  0.0  1  BIR-PK-91259-1-CLO-CLEIS-11645  DW-MOTIF45                            ISSC CES  CES  CES
  20. DEC  0.0  1  ALJ-WM-92339-2271               P.S.I.-ACCESS                         ISSC CES  CES  CES
  21. DEC  0.0  1  BIX-MS-92041-1-CLO-CLEIS-7236   RDBS-7236                             ISSC CES  CES  CES
  22. DEC  0.0  1  BIX-MS-92041-1-CLO-CLEIS-7240   RDB-INTERACTIV                        ISSC CES  CES  CES
  23. DEC  0.0  1  BIX-MS-92041-1-CLO-CLEIS-7246   RDB-RT246                             ISSC CES  CES  CES
  24. DEC  0.0  1  ALJ-WM-93005-883                SNA-API                               ISSC CES  CES  CES
  25. DEC  0.0  1  ALS-WM-93005-882                SNA-VMS                               ISSC CES  CES  CES
  26. DEC  0.0  1  BIX-PK-93266-1-CLO-CLEIS-5029   VAXSET029                             ISSC CES  CES  CES
  27. DEC  0.0  2  ALS-WM-92361-2082               VMS-USER                              ISSC CES  CES  CES
  28. DEC  0.0  2  ALS-WM-92361-2083               VMS-USER                              ISSC CES  CES  CES
  29. Novel0.0                                     NETWARE FOR SA                        ISSC CES  CES  CES

  LEGEND:      "OPER"  = OPERATE     "FIN" = FINANCIAL    "MAINT" = MAINTENANCE  "LIC" = LICENSEE

  NOTE:ISSC will be responsible for operating the software specified in Section
       B-3 when the Machines listed in Schedule C are installed in the Data Center.

  NOTE ISSC has not performed due diligence on these products and reserves the right to perform due diligence and make appropriate adjustments to the Agreement after CES provides the applicable documentation to ISSC.











                                January 10, 1995
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                                   Schedule C
                              CES-Retained Machines

  ITEM                                 MACHINE        MACHINE    DEC        RESPONSIBILITY
  NO.  QTY  DESCRIPTION                  TYPE           S/N     MACHINE     OPER FIN MAINT


  1.   1    PC-ZENITH                  386                      YES         ISSC CES  CES
  2.   1    PC-MONITOR                 ZENITH                   YES         ISSC CES  CES
  3.   1    CPU 4700A                  DEC                      YES         ISSC CES  CES
  4.   1    DISK CABINET W/ 8 DISKS    DEC-ARRAY                YES         ISSC CES  CES
  5.   1    DISK CABINET W/ 8 DISKS    DEC-ARRAY                YES         ISSC CES  CES
  6.   2    TF85 TAPEDRIVES            DEC                      YES         ISSC CES  CES
  7.   1    SNA SWITCH                 RAD                      YES         ISSC CES  CES
  8.   1    COMSERVER                  DEC                      YES         ISSC CES  CES
  9.   1    COMSERVER                  DEC                      YES         ISSC CES  CES
  10.  1    COMSERVER                  DEC                      YES         ISSC CES  CES
  11.  1    COMSERVER                  DEC                      YES         ISSC CES  CES
  12.  1    COMSERVER                  DEC                      YES         ISSC CES  CES
  13.  1    GATEWAY                    DEC                      YES         ISSC CES  CES
  14.  1    GATEWAY                    DEC                      YES         ISSC CES  CES
  15.  1    GATEWAY                    DEC                      YES         ISSC CES  CES
  16.  1    GATEWAY                    DEC                      YES         ISSC CES  CES
  17.  1    DELNI                      DEC                      YES         ISSC CES  CES
  18.  1    DELNI                      DEC                      YES         ISSC CES  CES
  19.  1    BRIDGE                     VITALNK                  YES         ISSC CES  CES
  20.  1    CSU/DSU                    DOWTY                    YES         ISSC CES  CES
  21.  1    DEC WORKSTATION            2000                     YES         ISSC CES  CES
  22.  1    DEC MONITOR                DEC                      YES         ISSC CES  CES
  23.  1    DEC KEYBOARD               DEC                      YES         ISSC CES  CES
  24.  1    DEC MOUSE                  DEC                      YES         ISSC CES  CES
  25.  120  DEC TAPES                  TK85                     YES         ISSC CES  CES
  26.  1    PC PS/2 MOD 60             IBM                      YES         ISSC CES  CES
  27.  1    EPSON PRINTER              LQ1000                   YES         ISSC CES  CES
  28.  1    DEC CD READER              DEC                      YES         ISSC CES  CES
  29.  1    DEC TAPE DRIVE             DEC                      YES         ISSC CES  CES
  30.  1    DEC VAXSTATION             SYS BOX                  YES         ISSC CES  CES
  31.  1    DEC STORAGE                EXP BOX                  YES         ISSC CES  CES
  32.  1    DEC KEYBOARD               DEC                      YES         ISSC CES  CES
  33.  1    DEC MOUSE                  DEC                      YES         ISSC CES  CES
  34.  1    DEC MONITOR                DEC                      YES         ISSC CES  CES
  35.  1    PC ZENITH                  386                      YES         ISSC CES  CES
  36.  2    PC ZENITH                  8088                     YES         ISSC CES  CES
  37.  1    MODEM                      ZOOM                     NO          ISSC CES  CES
  38.  1    CSU                        RACAL                    NO          ISSC CES  CES
  39.  1    ROUTER                     WELLFLEET                NO          ISSC CES  CES
  40.  1    HUB                        3COM                     NO          ISSC CES  CES
  41.  2    19" RACK                   RACAL                    NO          ISSC CES  CES
  42.  2    SAA GATEWAY                J&L                      NO          ISSC CES  CES

    LEGEND:    "OPER" = OPERATE    "FIN" = FINANCIAL    "MAINT" = MAINTENANCE
  NOTE:ISSC will be responsible for operating these Machines when they are installed in the Data Center.

                               January 10, 1995
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                                   Schedule C
                              CES-Retained Machines



  NOTE:The items listed above are representative  of  the  actual  CES-Retained
       Machines to be installed in the Data Center. This Schedule C will be updated to reflect the actual CES-Retained Machines as they are installed.

  NOTE ISSC has not performed due diligence on these products and reserves the right to perform due diligence and make appropriate adjustments to the Agreement after CES provides the applicable documentation to ISSC.







































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                                   Schedule D
                                  ISSC Machines

  ITEM    MACHINE                                         MACHINE     RESPONSIBILITY
  NO.    TYPE/MODEL  DESCRIPTION                             S/N      OPER FIN  MAINT

  1.     9121-480    IBM Processor                         00125      ISSC ISSC ISSC
  2.     3990-6      IBM DASD Controller                   91778      ISSC ISSC ISSC
  3.     3390-3      IBM A38 DASD *                        A7585      ISSC ISSC ISSC
  4.     3390-3      IBM B3C DASD *                        BH150      ISSC ISSC ISSC
  5.     3390-3      IBM B3C DASD *                        B9784      ISSC ISSC ISSC
  6.     3745-210    IBM Communications Controller         02975      ISSC ISSC ISSC
  7.     3172-003    IBM Interconnect Controller           62918      ISSC ISSC ISSC
  8.     9391-A10    RAMAC                                            ISSC ISSC ISSC
  9.     9392-B13    RAMAC                                            ISSC ISSC ISSC
  10.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  11.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  12.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  13.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  14.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  15.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  16.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  17.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  18.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  19.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  20.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  21.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  22.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  23.    9392-B13    RAMAC                                            ISSC ISSC ISSC
  24.    9392-B13    RAMAC                                            ISSC ISSC ISSC

  LEGEND:    "OPER" = OPERATE    "FIN" = FINANCIAL    "MAINT" = MAINTENANCE

  NOTE CES's preferred solution is the acquisition of the RAMAC equipment described above. In the interim period until such RAMAC equipment can be obtained and installed, ISSC will provide CES with the asterisk (*) DASD.














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                                   Schedule E
                   SUPPORT SERVICES, PERFORMANCE STANDARDS AND
                          OPERATIONAL RESPONSIBILITIES

Confidential treatment has been requested for this schedule in its entirety.
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                                   Schedule F
                       Procedures Manual Table of Contents


  The following is a sample of the Table of Contents for the Procedures Manual to be developed in accordance with Section 4.9(a) of the Agreement. The actual content and Table of Contents for the Procedures Manual developed for CES's production and applications test environments will be of a form and content necessary to provide support for the actual CES environment. The sample Table of Contents is shown below:
  [S]
  I.  INTRODUCTION                         X.  CONFIGURATION MANAGEMENT

      A.  Purpose                              A.  Scope
      B.  Audience                             B.  Objectives
                                               C.  Layouts
  II. ENFORCEMENT OF STANDARDS
                                           XI. STORAGE  AND   DATA   MANAGEMENT
  III. REQUIREMENTS PROCESS                    PROCESSES

      A.  Introduction                         A.  Tape Backup
      B.  When are Requirements required?      B.  Data Security System (RACF)
      C.  Requirements/Services
          Request Documentation            XII. SYSTEMS MANAGEMENT CONTROLS
      D.  How  does  the  Requirements
          process work?                        A.  Service Level Management
                                               B.  Security
  IV. SECURITY                                 C.  Problem Management
                                               D.  Change Management
      A.  Data Center Security                 E.  Recovery Management
          Requirements                         F.  Batch Processing Management
      B.  Physical Security                    G.  Online Processing Management
                                               H.  Performance Management
  V.  DISASTER RECOVERY                        I.  Capacity Management

      A.  Overview
      B.  Critical Applications
      C.  Disaster Recovery Plan Outline
      D.  Operations                       XIII. LEGEND OF ASSIGNEES

  VI. PRODUCTION                           XIV. HARDWARE LISTING

      A.  Production Support                   A.  Hardware  in  the  ISSC Data
                                                   Center and Configuration
  VII. ISSC  SYSTEM  HARDWARE  SERVICE
      CALL PROCEDURES                      XV. CUSTOMER  SOFTWARE  REQUIREMENTS
                                               BY APPLICATION VERSUS SYSTEM
      A.  ISSC System Hardware
      B.  CES System Hardware (at ISSC         A.  Application Requirements
          Locations)                           B.  System Software

   VIII. OPERATIONS HELP DESK              XVI. CUSTOMER APPLICATIONS

       A.  Scope                               A.  List  of  Customer  Applica-
       B.  Help  Desk  Procedures  Doc-            tions
           umentation
       C.  Escalation/Alert Process        XVII. APPLICATION AVAILABILITY
       D.  Executive Alert Process
                                               A.  On-line   and   Batch   Time
   IX. NETWORK CONFIGURATIONS                      Frames

       A.  Data Center to Customer Con-
           nection
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                                   Schedule G
                           Disaster Recovery Services

Confidential treatment has been requested for this schedule in its entirety.
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                                   Schedule H
                               Implementation Plan

Confidential treatment has been requested for this schedule in its entirety.
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                                   Schedule I
                              Operations Help Desk

  I.  INTRODUCTION
      ISSC will provide an operations help desk to provide Data Center informa-tion and status and provide and/or coordinate Levels I, II and III Data Center Operations and Systems Software support for the Data Center. Calls to the ISSC operations help desk will be initiated by the CES help desk for CES.

  II. ISSC DATA CENTER HELP DESK RESPONSIBILITIES
      The ISSC Data Center help desk will perform the following typical func-tions for both the production and test environments:

      A.  receive calls from the CES help desk;

      B. initiate a problem management record ("PMR") for all Services outages;

      C.  perform Level I problem determination;

      D. route call to applicable services provider, e.g., maintenance vendor in the case of a data center ISSC Machine malfunction and/or ISSC Systems Software support for systems programming problems;

      E. monitor Data Center problems to resolution and report progress to CES help desk;

      F.  close the PMR at problem resolution;

      G.  confirm problem resolution with CES help desk;

      H. provide a monthly summary of all problems opened and closed during the reporting period in accordance with the Procedures Manual;

      I. provide assistance for problems pertaining to the procedures for the new environment;

      J.  report on the status of batch jobs upon request;

      K. notify designated CES personnel of systems or equipment failures, or of an emergency, according to the Procedures Manual; and

      L. maintain and distribute an updated Help Desk telephone number listing.

      Hours of Operation
      The ISSC Operations Help Desk hours will be 24 hours a day, 7 days a week.

  III. CES RESPONSIBILITIES
      CES will:

      A.  provide single-point-of-contact for CES users;

      B. contact the ISSC Data Center help desk for Data Center information and problems;

      C. provide feedback to CES users concerning information requests and problem status for problems referred to the ISSC Data Center help desk;

      D. route call to applicable services provider, e.g., maintenance vendor in the case of a data center CES-Retained Machine malfunction, appli-cations support for systems programming problems, CES help desk for LAN or WAN problems, CES AD/M personnel for Applications Software or applications problems, etc.;

      E.  recycle, start and stop devices at CES end user or CES AD/M request;

      F.  reset passwords;

                                January 10, 1995
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  cesskdi


      G.  report on the status of batch jobs upon request;

      H.  perform end user and applications support, operations  and  training;
          and

      I. maintain an updated listing for use by the ISSC Data Center help desk for contacting appropriate CES personnel for assistance/notification as specified above.

  IV. ISSC DATA CENTER HELP DESK FLOW

                                  +------------+
                                  |   USERS    |
                                  |            |
                                  +------|-----+
                                         |
                                  +------|-----+
           +--------------------->|   CES      |<------------------------------------+
           |     +-----------+    | Help Desk  |                                     |
           |---->|    CES    ---+ +------|-----+                   +------------+    |
           |     |   AD/M    |  |        |           +-------------|   CES      |<---|
           |     +-----------+  |        |           |       |     |COMMO SPT   |    |
           |                    |        |           |       |     +------------+    |
           |                    |        |           |       |                       |
           |               +----|--------|-----------|--+    |     +------------+    |
           |               | ISSC Data Center Help Desk |    +-----|   CES      |<---|
           |               +-------------|--------------+          |TECH SVCS   |    |
           |                             |                         +------------+    |
           |                             |                                           |
           |                             |                                           |
           |                             |                                           |
           |                        +----|----+                  +---------+         |
           |       Info/Status      | Info or |   Problem        | ISSC    | No      |
           +------------------------| Problem |----------------->| Problem |-------->|
                                    +---------+                  +----|----+         |
                                                                   Yes|              |
                                                                 +----|----+         |
                                                                 |  Open   |         |
                                                                 |  PMR    |         |
                                                                 +----|----+         |
                                                                      |              |
             +---------------------------+                      +-----|-----+        |
        +----|----+                 +----|----+                 | Dispatch  |        |
        |Escalate |            No   | Problem |<----------------| Svc Vendor|        |
        |   as    |<----------------| Resolved|                 | &/or Route|        |
        |Required |                 +----|----+                 | to Tech.  |        |
        +---------+                   Yes|                      +-----------+        |
                                    +----|----+                                      |
                                    |  Close  |   Notify CES                         |
                                    |  PMR    |--------------------------------------+
                                    +----|----+
                                         |
                                    +----|----+
                                    | Update  |
                                    | Monthly |
                                    | Records |
                                    +---------+

  V.  SERVICES RESPONSIBILITIES MATRICES
      The Services Responsibilities Matrices attached as Exhibit I-1 to this Schedule summarizes the roles and responsibilities of the ISSC and CES help desks.



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                                   Schedule I
                              Operations Help Desk

  Exhibit I-1
  Services Responsibilities Matrices

  +---------------------------------------------+-----------------------------+
  ]                                             ]        RESPONSIBILITY       ]
  ] HELP DESK - ISSC (DATA CENTER OPERATIONS ONL+--------------+--------------+
  ]                                             ]     ISSC     ]      CES     ]
  +---------------------------------------------+--------------+--------------+
  ] ANSWER CALLS FROM CES HELP DESK             ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ] PROBLEM MANAGEMENT                          ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- RECORD PROBLEMS                         ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- TRACK PROBLEMS THROUGH RESOLUTION       ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- PROVIDE FEEDBACK TO CES HELP DESK       ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ] PROBLEM SUPPORT (ISSC MACHINES)             ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ] INVOKE PROPER PROBLEM RESOLUTION RESOURCES  ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ] DISPATCH SERVICE PROVIDER (ISSC MACHINES)   ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ] FOLLOW-UP FOR RESOLUTION STATUS (ISSC       ]      X       ]              ]
  ] MACHINES)                                   ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ] ESCALATE TO NEXT LEVEL OF SUPPORT (ISSC     ]      X       ]              ]
  ] MACHINES)                                   ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ] NOTIFY CES HELP DESK OF SYSTEMS             ]      X       ]              ]
  ] AVAILABILITY (EXCEPTION PROCESS ONLY)       ]              ]              ]
  +---------------------------------------------+--------------+--------------+

  +---------------------------------------------+-----------------------------+
  ]                                             ]        RESPONSIBILITY       ]
  ]               HELP DESK - CES               +--------------+--------------+
  ]                                             ]     ISSC     ]      CES     ]
  +---------------------------------------------+--------------+--------------+
  ] ANSWER CALLS FROM USERS                     ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ] PROBLEM MANAGEMENT                          ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- RECORD PROBLEMS                         ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]  -- TRACK PROBLEMS THROUGH RESOLUTION       ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]  -- PROVIDE FEEDBACK TO USERS               ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]  -- INTERFACE WITH ISSC HELP DESK           ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ] INVOKE PROPER PROBLEM RESOLUTION RESOURCES  ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ] DISPATCH SERVICE PROVIDER (CES-RETAINED     ]              ]       X      ]
  ] MACHINES)                                   ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ] COORDINATE SERVICE/MAINTENANCE CALLS        ]              ]       X      ]
  ] (CES-RETAINED MACHINES)                     ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ] FOLLOW-UP FOR RESOLUTION STATUS             ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ] ESCALATE TO NEXT LEVEL OF SUPPORT           ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ] NOTIFY USERS OF SYSTEMS AVAILABILITY        ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ] LEVEL ONE AND LEVEL TWO SUPPORT OF CES      ]              ]       X      ]
  ] SYSTEMS & APPLICATIONS                      ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ] LEVEL ONE AND LEVEL TWO SUPPORT OF          ]              ]       X      ]
  ] CES-RETAINED MACHINES                       ]              ]              ]
  +---------------------------------------------+--------------+--------------+
                                January 10, 1995
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                                   Schedule J
                    ISSC Charges, Measures of Utilization and
                           Financial Responsibilities

Confidential treatment has been requested for this schedule in its entirety.
  cesskdj
  ISSC / Ceridian Corporation

  Agreement for Information Technology Services
  -----------------------------------------------------------------------------

                                   Schedule K
                       Application Installation Standards
  CES agrees that Applications Software provided to ISSC for execution will conform to the following standards:

  1. Programs will be fully tested for compatibility and conformity to ISSC's specifications prior to transfer to ISSC for promotion into the pro-duction system;
  2.  Back out and recovery procedures will be documented; and
  3.  Programs will conform to the mutually agreed
      a.  File allocation and naming conventions
      b.  Sysout class
      c.  Job execution class
      d.  Forms standards
      e.  Accounting fields
      f.  Job Name Standards.

  As mutually agreed by ISSC and CES, programs will execute in the following target software environments.

  MVS
  ___
  Operating System            MVS/ESA
  Job Entry System            JES2
  Security                    RACF
  Transaction Processing      CICS
  Storage Management          DFRMM, DFSMS, DFHSM, DFDSS
  Problem/Change Management   INFO
  Performance Management      OMEGAMON
  Analysis/Reporting          MICS
  Remote Operations           NETVIEW
  On-line Viewing             TBD
  Scheduling                  ZEKE
  Restart/Rerun               ZEBB
  Output Processing           TBD
  Network Software            ACF/VTAM, ACF/NCP, EP, BTAM
  Compiler                    COBOL, COBOL2, ASSEMBLER H
  Interactive Development     DFSORT, ENDEVOR,TSO/ISPF,DB2
  Automation                  AOC
  All changes to the operating environment will be in accordance with the ISSC/CES Change Management Procedures.











                                January 10, 1995
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                                   Schedule L
                    Security Procedures and Responsibilities

  I.  ISSC WILL:

      A. provide physical security for the Data Center and other ISSC facili-ties, if any, required to provide the Services;

      B.  restrict access to the Data Center to authorized personnel only;

      C. conduct periodic reviews of the Data Center access logs for unusual occurrences and perform follow-up activities;

      D. identify the protection requirements for operating system resources and implement this protection via the access control software;

      E. install, maintain and upgrade new or existing data access control software;

      F. implement the functions and features of the access control software which will satisfy CES's security standards and practices as defined in the Procedures Manual;

      G. grant system access to ISSC employees only to the extent necessary to perform activities required by this Agreement;

      H. provide storage and security for portable storage media including, but not limited to, tapes and disk packs under ISSC's control;

      I. keep abreast of the latest concepts and techniques associated with system and data security;

      J. review security policies and procedures for effectiveness and recom-mend improvements; and

      K. provide sufficient access to the Data Center to allow CES's security administrator to fulfill CES's responsibilities.


  II. CES WILL:

      A. provide ISSC with CES's most recent data security standards and prac-tices and updates as they occur;

      B. identify the protection requirements for application resources and protect them via the access control software;

      C. identify the protection requirements for end user data and protect it via the access control software;

      D. establish, change, deactivate and remove logon IDs and associated access authorities;

      E. reset logon ID passwords and disclose passwords to authorized per-sonnel;

      F. periodically review logon IDs and remove those for which management authorization no longer exists;

      G. review, approve and grant requests for group privileged user authori-ties;

      H. periodically review group privileged user authorities and remove those for which management approval no longer exists;

      I. implement and maintain security controls for those subsystems which do not use the access control software for their security (all sub-systems will use RACF);

      J. keep abreast of the latest concepts and techniques associated with system and data security; and

      K. review security policies and procedures for effectiveness and recom-mend improvements.

  III. SERVICES RESPONSIBILITIES MATRIX
      The Services Responsibilities Matrix attached as Exhibit L-1 to this Schedule summarizes the roles and responsibilities of ISSC and CES.


                                January 10, 1995
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                                   Schedule L
                    Security Procedures and Responsibilities

  Exhibit L-1
  Services Responsibilities Matrix

  +---------------------------------------------+-----------------------------+
  ]                                             ]        RESPONSIBILITY       ]
  ]                   SECURITY                  +--------------+--------------+
  ]                                             ]     ISSC     ]      CES     ]
  +---------------------------------------------+--------------+--------------+
  ] PHYSICAL SECURITY - CES FACILITIES          ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- ADMINISTRATIVE AND TECHNICAL SUPPORT    ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]  -- BADGE DISTRIBUTION, ALARM MONITORING    ]              ]       X      ]
  ] AND RESPONSE                                ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- EMERGENCY RESPONSE (FIRE, MEDICAL,      ]              ]       X      ]
  ] FIRST AID)                                  ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ] PHYSICAL SECURITY - ISSC FACILITIES         ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- ADMINISTRATIVE AND TECHNICAL SUPPORT    ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- BADGE DISTRIBUTION, ALARM MONITORING    ]      X       ]              ]
  ] AND RESPONSE                                ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- EMERGENCY RESPONSE (FIRE, MEDICAL,      ]      X       ]              ]
  ] FIRST AID)                                  ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ] DATA SECURITY - ISSC MACHINES               ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- ACCESS CONTROL SYSTEM                   ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ]     -- RACF INSTALLATION & MAINTENANCE      ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ]     -- RACF UPGRADES                        ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ]     -- ADMINISTRATIVE SUPPORT               ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ]        *  SYSTEM                            ]      X       ]              ]
  +---------------------------------------------+--------------+--------------+
  ]        *  GROUP                             ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- SYSTEMS PROFILE IDENTIFICATION       ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- LOGON ID ADMINISTRATION              ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- PASSWORD RESETS (HELP DESK)          ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- SUBSYSTEMS PASSWORD AUTHORIZATION    ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- SUBSYSTEMS PASSWORD ADMINISTRATION   ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ] DATA SECURITY - CES-RETAINED MACHINES       ]              ]              ]
  +---------------------------------------------+--------------+--------------+
  ]  -- ACCESS CONTROL SYSTEM                   ]              ]              ]
  +---------------------------------------------+-----------------------------+
  ]     -- SYSTEM INSTALLATION & MAINTENANCE    ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- SYSTEM UPGRADES                      ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- ADMINISTRATIVE SUPPORT               ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- SYSTEMS PROFILE IDENTIFICATION       ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- LOGON ID ADMINISTRATION              ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- PASSWORD RESETS (HELP DESK)          ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- SUBSYSTEMS PASSWORD AUTHORIZATION    ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]     -- SUBSYSTEMS PASSWORD ADMINISTRATION   ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ] LAN SYSTEMS                                 ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ] DATA NETWORK                                ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]  -- DIAL NETWORKS                           ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ]  -- LEASED LINES                            ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+
  ] VOICE NETWORK                               ]              ]       X      ]
  +---------------------------------------------+--------------+--------------+

                                January 10, 1995
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  Agreement for Information Technology Services
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                                   Schedule M
                       Confidential Information Categories



                         I.  Customer Lists

                         II. Customer Information

                         III.Account Information

                         IV. Business Planning Documentation





































                                January 10, 1995
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